2001 ANNUAL REPORT
September 30, 2001

[MORGAN STANLEY LOGO]

Morgan Stanley Institutional Fund Trust

EQUITY PORTFOLIOS

Equity Portfolio
Mid Cap Growth Portfolio
Mid Cap Growth II Portfolio
Mid Cap Value Portfolio
Small Cap Growth Portfolio
Small Cap Value Portfolio
Strategic Small Value Portfolio
Value Portfolio

2001 ANNUAL REPORT
September 30, 2001

Table of Contents

Morgan Stanley Institutional Fund Trust
is pleased to present the Annual Report
for the Trust's Equity Portfolios as of
September 30, 2001. Please call your
client service representative at
800-354-8185 with any questions
regarding this report.

President's Letter                                          1
-------------------------------------------------------------
PORTFOLIO OVERVIEWS AND STATEMENTS OF NET ASSETS
Equity Portfolio                                            2
-------------------------------------------------------------
Mid Cap Growth Portfolio                                    7
-------------------------------------------------------------
Mid Cap Growth II Portfolio                                11
-------------------------------------------------------------
Mid Cap Value Portfolio                                    15
-------------------------------------------------------------
Small Cap Growth Portfolio                                 20
-------------------------------------------------------------
Small Cap Value Portfolio                                  24
-------------------------------------------------------------
Strategic Small Value Portfolio                            29
-------------------------------------------------------------
Value Portfolio                                            33
-------------------------------------------------------------
STATEMENTS OF OPERATIONS                                   38
-------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                        40
-------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                       46
-------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                              56
-------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT                               61
-------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION                             62
-------------------------------------------------------------

This annual report contains certain
investment return information. Past
performance is not indicative of future
results and the investment return and
principal value of an investment will
fluctuate so that an investor's shares,
when redeemed, may be worth either more
or less than their original cost.

This report has been prepared for
shareholders and may be distributed to
others only if preceded or accompanied
by a current prospectus.

2001 ANNUAL REPORT
September 30, 2001
                                                                               1

President's Letter

Dear Shareholders:

We are pleased to present the Fund's Annual Report for the one-year ended September 30, 2001. Our Fund currently offers 24 portfolios that provide investors with a diverse array of equity, fixed-income, and asset-allocation products. In this Report you will find portfolio manager commentary, performance statistics, and a complete list of holdings for each of the Fund's Equity Portfolios. The Annual Reports of the Fixed Income/Balanced and Advisory Portfolios of the Fund are presented separately.

MARKET OVERVIEW

Even before the beginning of fiscal year 2001, the major indexes were heading into bear-market territory in anticipation of an economic downturn. Over the next twelve months, those indexes continued to decline in value. Large-cap stocks were particularly hard hit. For the fiscal year ended September 30, 2001, the S&P 500 Index returned -26.6%. By comparison, mid-cap and small-cap equities performed somewhat better: the S&P MidCap 400 Index dropped by 19.0% and the Russell 2000 fell 21.2% for the same period.

During the first months of the fiscal year, market losses were heavily concentrated in technology stocks as companies aggressively trimmed spending on information technology. As a result, the Nasdaq and its hi-tech constituents declined precipitously. In the meantime, value-type equities performed well. From September 2000 to the end of the December 2000, the S&P Barra Value Index outperformed the S&P Barra Growth Index by almost 19 percentage points. But by early 2001, the turmoil began to spread to old-economy stalwarts as well, leaving very few places in the market to hide. Then, shortly after the market appeared to be reaching a bottom, the September 11 terrorist attacks sent stocks swooning once again in one of the greatest weekly drops in history.

In an attempt to reverse the economic slowdown, the Federal Reserve Bank began to cut interest rates dramatically in January 2001. The Fed Funds rate dropped from 6.5% to 3.0% in just nine months. As investors fled equities in favor of more stable assets, bonds rallied. The Merrill Lynch Treasury index returned 12.9% in the twelve months ended September 2001, while the corresponding corporate index gained 13.6%.

MARKET OUTLOOK

The horrific attacks of September 11(th) interrupted an economy that appeared to be close to a bottom. Before the attack, unemployment had risen from a low of 3.9% in September 2000 to 4.9% one year later. Over the same time period, the University of Michigan index of consumer sentiment fell 25 points, to 82.7. Terrorism has exacerbated these economic challenges, and the consensus is that the economy is already in recession. Earnings expectations and GDP forecasts have been substantially lowered in the wake of the attacks.

But several factors suggest that the recession could be muted and that in 2002 the markets may begin to bounce back, leading the economy to recovery. Those factors that had slowed the economy at the turn of the millennium have reversed, laying the groundwork for a return to stronger economic growth. We believe the Fed's aggressive monetary easing should begin to take hold and promote stronger economic growth. Fiscal stimulus, including tax breaks and extended unemployment coverage, should also provide a boost. In addition, consumers and businesses should have more money to spend because of lower oil prices, which functions much like a tax break. We therefore believe that the market should, in our view, begin to rebound during 2002.

OTHER DEVELOPMENTS

As part of an ongoing global branding initiative, Morgan Stanley Dean Witter & Co. changed its brand name to Morgan Stanley in 2001. In conjunction with that change, Morgan Stanley Institutional Fund Trust (formerly, MAS Funds) and Morgan Stanley Institutional Fund, Inc. changed their brand name to Morgan Stanley Institutional Funds. Combining resources of our two institutional fund families gives Morgan Stanley's clients access to the full spectrum of world-class investment products. We are excited about the opportunities this brings to our clients and appreciate your continued support.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President
November 2001

2

Portfolio Overview

EQUITY PORTFOLIO

The Equity Portfolio is Morgan Stanley Investment Management's core-equity fund. Our goals for core equity investing are to seek above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of large U.S. companies and to a limited extent, in stocks of small companies and foreign equity securities. In constructing the Portfolio, the Morgan Stanley Investment Management's equity team applies a value-oriented discipline to three key equity decisions: stock selection, sector allocation, and portfolio risk control.

During the fiscal year 2001 the Portfolio adopted and maintained a relatively defensive posture in the face of exceptional market volatility, driven in large part by major political and economic uncertainties. These conditions have persisted throughout the year, and were exacerbated by the events and aftermath of September 11. The Portfolio adjusted to these factors by maintaining small variances to market sector weights, and close-to-neutral style tilts. After outperforming the market (i.e., S&P 500 Index) and competitive benchmarks (i.e., Lipper Large Cap Core Index) for two consecutive fiscal years, the Portfolio slumped during this fiscal year. It returned -30.58%, compared to -26.62% for the S&P 500, and -27.89% for the Lipper Large Cap Core Index. On a trailing three-year basis, the Portfolio maintained its lead over both indices.

Underperformance for the fiscal year 2001 may be attributed equally to execution (an internal factor) and investment headwinds (external factors). Execution with respect to selecting stocks (as opposed to sector weightings) accounted for the numerical relative under-performance of the Portfolio compared to the S&P 500 for the year. Positions within retail, financial services, and energy sectors were the main factors in this regard.

As a core equity strategy, the Portfolio seeks to select stocks with good earnings fundamentals at reasonable valuations. However, since late last year stocks with the worst earnings dynamics have generated the best returns within the Portfolio's investment universe. In addition, the market continued its rotation to the deepest discounted stocks. Consistent with its core strategy, the Portfolio has been underrepresented in these very stocks. While trying to counter both factors simultaneously (lowest valuations and poorest fundamentals) over the last twelve months, the Portfolio strategy has proven relatively difficult to implement. Fortunately, the fiscal year closed with signs that at least the perverse dominance of "poor fundamentals" had begun to return to a more normal relationship, i.e., one favoring stocks with better earnings dynamics. In addition, the dominance of lowest valuation stocks as compared to median-range valuation stocks appeared to be lessening in late September.

The Portfolio remained relatively defensive at the end of the fiscal year. Sector variances remain small due to continued, exceptional market volatility. At year-end, the largest sector overweightings (in order) were defensive, stable growth where reasonable valuations seemed still attainable (health care, consumer services and telephone services) and traditional value (banks and credit/finance within financial services). The consumer services and financial exposures had been reduced moderately after the September 17 sell-off. The largest sector underweightings were retailing, energy, and heavy industry. Technology was neutral weighted. The value/growth sector variances remained net-neutral to the S&P 500 Index.

The terrorist attack hit an economy that was vulnerable to negative shocks. It is too early to judge the magnitude of economic impacts of the airline and travel-related slumps, the consumer confidence declines, and the resulting consumer spending slowdown. On the other hand, powerful elements exist to sustain economic growth (aggressive monetary policy, fiscal stimuli from an aggressive economic recovery program, insurance payouts, relatively high employment and low mortgage rates, gradually flattening-to-declining energy prices, and low inflation). Though growth and interest rate forecasts for the rest of calendar year 2001 may be lower as a result of the tragic events in September, our parallel belief is that those conditions improve the chances of a swifter- and stronger-than-expected equity rebound in 2002. That would be a receptive environment for the core strategy.

2001 ANNUAL REPORT
September 30, 2001
                                                                               3

[LINE GRAPH]
GROWTH OF A $1 MILLION INVESTMENT OVER 10 YEARS

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/01*
---------------------------------------------------------------
EQUITY
----------------------------------------------------

                                      Institutional   Adviser    S&P 500
                                           [ ]           #        Index
-----------------------------------------------------------------------------
One Year                                 (30.58%)     (30.81%)   (26.62%)
-----------------------------------------------------------------------------
Five Years                                 7.85%        7.63%     10.22%
-----------------------------------------------------------------------------
Ten Years                                 10.71%       10.59%     12.70%
-----------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

[ ]Represents an investment in the Institutional Class.

#Represents an investment in the Adviser Class which commenced operations 1/16/98. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. Consequently, returns would have been lower for such periods.

*Total returns are compared to the S&P 500 Index, an unmanaged market index.

4

Statement of Net Assets

EQUITY PORTFOLIO
COMMON STOCKS (98.3%)

                                                                      VALUE
                 SEPTEMBER 30, 2001                     SHARES       (000)+
---------------------------------------------------------------------------
BANKS (7.8%)
Bank of America Corp.                                  157,200   $    9,180
Comerica, Inc.                                          48,700        2,698
PNC Financial Services Group                            10,900          624
Suntrust Banks, Inc.                                    74,500        4,962
Wachovia Corp.                                         153,800        4,768
Wells Fargo & Co.                                      207,800        9,237
---------------------------------------------------------------------------
GROUP TOTAL                                                          31,469
---------------------------------------------------------------------------
BASIC RESOURCES (2.7%)
Air Products & Chemicals, Inc.                         173,800        6,705
Alcoa, Inc.                                             74,600        2,313
PPG Industries, Inc.                                    18,700          856
Rohm & Haas Co.                                         33,200        1,088
---------------------------------------------------------------------------
GROUP TOTAL                                                          10,962
---------------------------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (5.3%)
Anheuser-Busch Cos., Inc.                               84,600        3,543
Avon Products, Inc.                                    118,400        5,476
Coca-Cola Co.                                          128,900        6,039
PepsiCo, Inc.                                           94,000        4,559
Procter & Gamble Co.                                    23,400        1,703
---------------------------------------------------------------------------
GROUP TOTAL                                                          21,320
---------------------------------------------------------------------------
CONSUMER DURABLES (1.2%)
Ford Motor Co.                                         160,421        2,783
Masco Corp.                                             95,200        1,946
---------------------------------------------------------------------------
GROUP TOTAL                                                           4,729
---------------------------------------------------------------------------
CONSUMER SERVICES (6.2%)
*AOL Time Warner, Inc.                                 396,153       13,112
Carnival Corp.                                         130,600        2,876
*Charter Communications, Inc., Class A                 200,300        2,480
*Clear Channel Communications, Inc.                     80,600        3,204
*General Motors Corp., Class H                          54,400          725
*Park Place Entertainment Corp.                         69,700          511
Royal Carribean Cruises Ltd.                           121,600        1,305
*Viacom, Inc., Class B                                  30,600        1,056
---------------------------------------------------------------------------
GROUP TOTAL                                                          25,269
---------------------------------------------------------------------------
CREDIT & FINANCE/INVESTMENT COMPANIES (6.9%)
Capital One Financial Corp.                             80,700        3,715
Citigroup, Inc.                                        140,800        5,702
Freddie Mac                                             60,900        3,959
Goldman Sachs Group, Inc.                               13,800          985
Household International, Inc.                           78,400        4,420
Lehman Brothers Holdings, Inc.                          24,800        1,410

                                                                      VALUE
                                                        SHARES       (000)+
---------------------------------------------------------------------------
MBNA Corp.                                             184,500   $    5,588
Merrill Lynch & Co., Inc.                               47,400        1,924
---------------------------------------------------------------------------
GROUP TOTAL                                                          27,703
---------------------------------------------------------------------------
ENERGY (5.5%)
BP plc ADR                                              83,200        4,091
Exxon Mobil Corp.                                      438,200       17,265
Texaco, Inc.                                            14,008          911
---------------------------------------------------------------------------
GROUP TOTAL                                                          22,267
---------------------------------------------------------------------------
FOOD, TOBACCO & OTHER (2.5%)
General Mills, Inc.                                     48,700        2,216
Philip Morris Cos., Inc.                                84,200        4,066
Unilever N.V. -- N.Y. Shares                            74,500        4,024
---------------------------------------------------------------------------
GROUP TOTAL                                                          10,306
---------------------------------------------------------------------------
HEALTH CARE (17.3%)
Abbott Laboratories                                    116,000        6,015
American Home Products Corp.                           108,100        6,297
Baxter International, Inc.                              19,200        1,057
Bristol-Myers Squibb Co.                               102,700        5,706
CIGNA Corp.                                             13,900        1,153
*Genentech, Inc.                                        30,600        1,346
HCA, Inc.                                               61,100        2,707
*HEALTHSOUTH Corp.                                     230,800        3,753
Johnson & Johnson                                       95,000        5,263
*MedImmune, Inc.                                        59,900        2,134
Merck & Co., Inc.                                       58,900        3,923
Pfizer, Inc.                                           503,375       20,185
Pharmacia Corp.                                        135,100        5,480
*Waters Corp.                                          101,000        3,613
*Wellpoint Health Networks, Inc.                        10,000        1,091
---------------------------------------------------------------------------
GROUP TOTAL                                                          69,723
---------------------------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (8.2%)
Boeing Co.                                              39,000        1,307
Caterpillar, Inc.                                       49,500        2,218
CSX Corp.                                              103,500        3,260
General Electric Co.                                   385,200       14,329
Honeywell International, Inc.                           34,787          918
Northrop Grumman Corp.                                   8,400          848
Tyco International Ltd.                                159,200        7,244
United Technologies Corp.                               64,500        2,999
---------------------------------------------------------------------------
GROUP TOTAL                                                          33,123
---------------------------------------------------------------------------
INSURANCE (4.4%)
*Ace Ltd.                                               36,800        1,062
American International Group, Inc.                     125,650        9,801
Chubb Corp.                                             40,700        2,906

    The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO

2001 ANNUAL REPORT
September 30, 2001
                                                                               5

                                                                      VALUE
                                                        SHARES       (000)+
---------------------------------------------------------------------------
INSURANCE (CONT'D)
Hartford Financial Services Group, Inc.                 29,400   $    1,727
Marsh & McLennan Cos, Inc.                              24,100        2,331
---------------------------------------------------------------------------
GROUP TOTAL                                                          17,827
---------------------------------------------------------------------------
RETAIL (5.8%)
CVS Corp.                                               50,100        1,663
Home Depot, Inc.                                       100,400        3,852
*Kohl's Corp.                                           84,500        4,056
*Kroger Co.                                            112,200        2,765
Limited, Inc.                                           86,600          823
*Safeway, Inc.                                          20,500          814
Wal-Mart Stores, Inc.                                  187,500        9,281
---------------------------------------------------------------------------
GROUP TOTAL                                                          23,254
---------------------------------------------------------------------------
TECHNOLOGY (14.4%)
*Analog Devices, Inc.                                  146,800        4,800
*Applied Materials, Inc.                                64,500        1,834
*Cisco Systems, Inc.                                   220,000        2,680
*Dell Computer Corp.                                   244,500        4,531
Electronic Data Systems Corp.                          115,300        6,639
Intel Corp.                                            157,400        3,209
International Business Machines Corp.                   43,300        3,997
*KLA-Tencor Corp.                                       51,300        1,620
Linear Technology Corp.                                  5,700          187
Lucent Technologies, Inc.                              284,500        1,630
*Maxim Integrated Products, Inc.                        65,900        2,303
*Micron Technology, Inc.                                30,100          567
*Microsoft Corp.                                       254,300       13,013
*Novellus Systems, Inc.                                 54,200        1,548
*Oracle Corp.                                          185,800        2,337
*QUALCOMM, Inc.                                         30,900        1,469
*Siebel Systems, Inc.                                   57,900          753
*Sun Microsystems, Inc.                                328,300        2,715
*Teradyne, Inc.                                         63,400        1,236
*Vitesse Semiconductor Corp.                            22,400          174
*Xilinx, Inc.                                           39,200          922
---------------------------------------------------------------------------
GROUP TOTAL                                                          58,164
---------------------------------------------------------------------------
UTILITIES (10.1%)
AT&T Corp.                                             117,790        2,273
Duke Energy Corp.                                      145,700        5,515
EL Paso Corp.                                           32,983        1,370
Exelon Corp.                                            33,100        1,476
Qwest Communications International, Inc.                63,800        1,066
Reliant Energy, Inc.                                    55,200        1,453
SBC Communications, Inc.                               230,730       10,872
*Sprint Corp. PCS Group                                100,100        2,632

                                                                      VALUE
                                                        SHARES       (000)+
---------------------------------------------------------------------------
Verizon Communications, Inc.                           171,100   $    9,258
*WorldCom, Inc. -- WorldCom Group                      327,325        4,923
---------------------------------------------------------------------------
GROUP TOTAL                                                          40,838
---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $401,638)                                 396,954
---------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
                                                       -------
CASH EQUIVALENT (0.8%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.8%)
**J.P. Morgan Securities Inc., 3.00%, dated 9/28/01,
 due 10/1/01 (Cost $3,369)                             $ 3,369        3,369
---------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%) (Cost $405,007)                           400,323
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
Cash                                                                     25
Dividends Receivable                                                    294
Interest Receivable                                                       1
Receivable for Fund Shares Sold                                         943
Receivable for Investments Sold                                       6,363
Investments Held as Collateral for Loaned Securities                 46,510
Other Assets                                                            114
Dividends Payable                                                       (10)
Payable for Fund Shares Redeemed                                       (242)
Payable for Investments Purchased                                    (2,863)
Payable for Investment Advisory Fees                                   (580)
Payable for Administrative Fees                                         (27)
Payable for Trustees' Deferred Compensation Plan -- Note F             (112)
Collateral on Securities Loaned, at Value                           (46,510)
Other Liabilities                                                      (104)
                                                                 ----------
                                                                      3,802
---------------------------------------------------------------------------
NET ASSETS (100%)                                                $  404,125
---------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------
NET ASSETS
Applicable to 41,338,799 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                $  403,062
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $     9.75
---------------------------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------------------------
NET ASSETS
Applicable to 109,432 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                $    1,063
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $     9.71
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

EQUITY PORTFOLIO

6

                                                                   VALUE
                                                                   (000)+
---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                 $  487,939
 Undistributed Net Investment Income (Loss)                           1,128
 Undistributed Realized Net Gain (Loss)                             (80,258)
 Unrealized Appreciation (Depreciation) on
   Investment Securities                                             (4,684)
---------------------------------------------------------------------------
NET ASSETS                                                       $  404,125
---------------------------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001
                                                                               7

Portfolio Overview

MID CAP GROWTH PORTFOLIO

The Mid Cap Growth Portfolio seeks to capitalize on the relative inefficiencies of the mid-cap equity markets. The Portfolio targets companies with sustainable growth that exceeds market expectations by focusing on those whose growth surpasses Wall Street analysts' estimates. Morgan Stanley Investment Management looks to capture the return potential of rapidly growing companies while avoiding stocks that are likely to disappoint. To identify such companies, the mid-cap growth strategy employs a disciplined four-part process that incorporates quantitative, fundamental, and valuation analysis, as well as a strict sell discipline.

For fiscal year 2001, the Portfolio returned -50.80%, versus -18.99% for the S&P MidCap 400 Index. The past year was an exceedingly difficult period for growth investors. While broad market indices did poorly, more growth-oriented benchmarks fared even worse.

During the latter part of calendar year 2000, the equity markets came under selling pressure amid speculation of a recession. Preannouncements of earnings disappointments by several prominent technology and financial services companies in late 2000 resulted in a further deterioration of the financial climate. Also weighing on the markets were higher energy prices, concerns about a possible slowdown in capital spending, and the protracted outcome of the presidential election.

Equity market weakness continued during the first calendar quarter of 2001, as investors became increasingly concerned about a rapidly slowing economy and the outlook for corporate earnings. This market decline, which originally was limited largely to technology, telecommunications, and media, became pervasive during the first quarter, with few sectors showing positive returns. Although markets rebounded during April and May, partly as a result of aggressive easing action by the Federal Reserve, that recovery proved to be short-lived. Stocks fell sharply during the last three months of the reporting period, reflecting investors' uncertainties about the pace of economic recovery, prospects for corporate earnings, and the aftereffects of terrorist attacks in New York and Washington, D.C.

Stock selection was the primary driver of the Portfolio's fiscal year underperformance, reflecting in part, investors' decided preference for value stocks. Stock selection was weakest within technology, heavy industry, and telephone services. All three sectors were negatively impacted by the dramatic economic slowdown and decrease in capital spending. In addition, telephone services companies, especially competitive local exchange carriers (CLECs), were hurt by their lack of access to the capital markets. Health care was a bright spot for stock selection, as a number of stable growth companies within the sector held up well despite the slowing economy.

Sector selection was also a negative contributor to performance. The Portfolio was overweighted in technology and telephone services, the worst and third-worst performing sectors within the benchmark, respectively. Underweights in financial services, basic resources, and consumer non-durables also detracted from results, as these defensive sectors were the only ones to experience positive absolute returns.

Looking ahead, we believe that the terrorist attacks could very well trigger a near-term recession. Even prior to the attacks, we thought that a slowdown in consumer spending was a distinct possibility. Thus, we had positioned the Portfolio to have only selective exposure in retail, little exposure to consumer credit, and no exposure to consumer durables. Despite the potential for continued economic weakness during the latter part of 2001, we are expecting an economic recovery to materialize in 2002. A more stable economic environment would likely aid corporate earnings and visibility, which would bode well for equities in general and growth stocks in particular.

8

[LINE GRAPH]
GROWTH OF A $1 MILLION INVESTMENT OVER 10 YEARS

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/01*
---------------------------------------------------------------
MID CAP GROWTH
-------------------------------------------------

                                  Institutional   Adviser    S&P Mid Cap
                                       [ ]           #        400 Index
----------------------------------------------------------------------------
One Year                            (50.80%)      (50.91%)    (18.99%)
----------------------------------------------------------------------------
Five Years                            10.57%       10.35%       13.66%
----------------------------------------------------------------------------
Ten Years                             13.99%       13.87%       14.45%
----------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

[ ]Represents an investment in the Institutional Class.

#Represents an investment in the Adviser Class which commenced operations 1/31/97. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. Consequently, returns would have been lower for such periods.

*Total returns are compared to the S&P MidCap 400 Index, an unmanaged market index.

2001 ANNUAL REPORT
September 30, 2001
                                                                               9

Statement of Net Assets

MID CAP GROWTH PORTFOLIO
COMMON STOCKS (94.3%)

                                                                       VALUE
                SEPTEMBER 30, 2001                     SHARES         (000)+
----------------------------------------------------------------------------
BASIC RESOURCES (1.2%)
Sigma-Aldrich Corp.                                   469,200   $     21,208
----------------------------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (1.9%)
Pepsi Bottling Group, Inc.                            459,200         21,155
*Suiza Foods Corp.                                    194,100         12,256
----------------------------------------------------------------------------
GROUP TOTAL                                                           33,411
----------------------------------------------------------------------------
CONSUMER SERVICES (12.3%)
*Apollo Group, Inc., Class A                          659,800         27,731
*Cablevision Systems Corp. -- Rainbow Media Group     618,000         12,514
*Electronic Arts, Inc.                                686,700         31,361
*Homestore.com, Inc.                                  670,300          5,128
*International Game Technology                        583,100         24,782
*Lamar Advertising Co.                                973,700         29,523
McGraw-Hill Companies, Inc.                           269,100         15,662
*MGM Mirage, Inc.                                     547,300         12,303
*Service Corp. International                        3,090,300         18,604
*USA Networks, Inc.                                 1,029,600         18,512
*Westwood One, Inc.                                   735,100         16,356
----------------------------------------------------------------------------
GROUP TOTAL                                                          212,476
----------------------------------------------------------------------------
ENERGY (2.5%)
*BJ Services Co.                                      767,700         13,657
*Hanover Compressor Co.                               528,600         11,439
Santa Fe International Corp.                          806,400         17,136
----------------------------------------------------------------------------
GROUP TOTAL                                                           42,232
----------------------------------------------------------------------------
FINANCIAL SERVICES (7.0%)
Ambac Financial Group, Inc.                           358,500         19,613
*Concord EFS, Inc.                                    546,800         26,766
Everest Re Group Ltd.                                 371,400         24,030
Golden West Financial Corp.                           283,400         16,465
MGIC Investment Corp.                                 303,900         19,857
SEI Investments Co.                                   430,000         13,760
----------------------------------------------------------------------------
GROUP TOTAL                                                          120,491
----------------------------------------------------------------------------
FOOD & TOBACCO (1.6%)
R.J. Reynolds Tobacco Holdings, Inc.                  472,100         26,976
----------------------------------------------------------------------------
HEALTH CARE (22.9%)
*AmerisourceBergen Corp.                              176,100         12,494
*Biovail Corp.                                        629,200         29,195
*Caremark Rx, Inc.                                  1,647,100         27,474
*Express Scripts, Inc.                                792,400         43,978
*Forest Laboratories, Inc., Class A                   308,300         22,241
*Genzyme Corp. -- General Division                    605,500         27,502
*Health Management Associates, Inc., Class A        1,318,400         27,370
*Idec Pharmaceuticals Corp.                           236,300         11,713

                                                                       VALUE
                                                       SHARES         (000)+
----------------------------------------------------------------------------
*King Pharmaceuticals, Inc.                           521,100   $     21,860
*Lincare Holdings, Inc.                             1,309,200         34,786
*Mettler-Toledo International, Inc.                   401,400         16,915
PerkinElmer, Inc.                                     634,100         16,639
*Quest Diagnostics, Inc.                              387,400         23,903
*St. Jude Medical, Inc.                               429,400         29,392
Stryker Corp.                                         400,000         21,160
*Tenet Healthcare Corp.                               467,400         27,880
----------------------------------------------------------------------------
GROUP TOTAL                                                          394,502
----------------------------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (10.1%)
*Allied Waste Industries, Inc.                      1,344,800         17,146
*Celestica, Inc.                                      698,600         19,072
*Fiserv, Inc.                                         735,043         25,072
*Flextronics International Ltd.                     1,108,200         18,330
Fluor Corp.                                           404,000         15,554
*L-3 Communications Holdings, Inc.                    212,800         18,610
Lockheed Martin Corp.                                 505,400         22,111
Raytheon Co.                                          517,500         17,983
*Shaw Group, Inc.                                     709,800         19,995
----------------------------------------------------------------------------
GROUP TOTAL                                                          173,873
----------------------------------------------------------------------------
RETAIL (7.1%)
*AutoZone, Inc.                                       416,600         21,605
*Barnes & Noble, Inc.                                 390,600         14,101
*Bed Bath & Beyond, Inc.                              662,400         16,865
*BJ's Wholesale Club, Inc.                            405,100         19,287
Blockbuster, Inc., Class A                            821,700         17,995
J.C. Penney Co., Inc.                                 998,200         21,860
Walgreen Co.                                          282,700          9,733
----------------------------------------------------------------------------
GROUP TOTAL                                                          121,446
----------------------------------------------------------------------------
TECHNOLOGY (21.7%)
*Affiliated Computer Services, Inc., Class A          259,200         21,101
*BMC Software, Inc.                                 1,962,100         24,919
*Cabot Microelectronics Corp.                         357,500         17,271
*Comverse Technology, Inc.                            704,600         14,430
*Fairchild Semiconductor Corp., Class A               489,300          7,853
*Finisar Corp.                                      1,644,200          6,511
*Integrated Device Technology, Inc.                   577,500         11,619
*Kla-Tencor Corp.                                     429,600         13,567
*Lam Research Corp.                                   448,100          7,595
*Microchip Technology, Inc.                           545,000         14,606
*MIPS Technologies, Inc., Class B                   1,076,300          6,458
*Network Associates, Inc.                           1,344,400         17,329
*Novellus Systems, Inc.                               566,000         16,165
*Nvidia Corp.                                         632,400         17,372
*Openwave Systems, Inc.                             1,607,500         20,496
*Peregrine Systems, Inc.                            1,738,200         21,953

    The accompanying notes are an integral part of the financial statements.

MID CAP GROWTH PORTFOLIO

10

                                                                       VALUE
                                                     SHARES           (000)+
----------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
*Polycom, Inc.                                      2,018,700   $     49,196
*QLogic Corp.                                         784,400         14,904
*RF Micro Devices, Inc.                             1,162,400         19,319
*SunGard Data Systems, Inc.                           697,900         16,310
*VeriSign, Inc.                                       817,700         34,262
----------------------------------------------------------------------------
GROUP TOTAL                                                          373,236
----------------------------------------------------------------------------
UTILITIES (6.0%)
Allegheny Energy, Inc.                                331,827         12,178
Kinder Morgan, Inc.                                   262,200         12,903
*Mirant Corp.                                         884,900         19,379
*Reliant Resources, Inc.                              299,800          4,857
*TeleCorp PCS, Inc., Class A                        1,555,136         17,184
*Time Warner Telecom, Inc., Class A                   396,500          2,875
*Western Wireless Corp., Class A                      987,500         33,358
----------------------------------------------------------------------------
GROUP TOTAL                                                          102,734
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,899,170)                              1,622,585
----------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                    ---------
CASH EQUIVALENT (3.8%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.8%)
**J.P. Morgan Securities Inc., 3.00%, dated
 9/28/01, due 10/1/01 (Cost $64,544)                $  64,544         64,544
----------------------------------------------------------------------------
TOTAL INVESTMENTS (98.1%) (Cost $1,963,714)                        1,687,129
----------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (1.9%)
Cash                                                                      69
Receivable for Investments Sold                                       47,068
Receivable for Fund Shares Sold                                       13,372
Dividends Receivable                                                     534
Interest Receivable                                                       16
Other Assets                                                              96
Payable for Investments Purchased                                    (23,358)
Payable for Fund Shares Redeemed                                      (1,849)
Payable for Investment Advisory Fees                                  (2,603)
Payable for Administrative Fees                                         (118)
Payable for Trustees' Deferred Compensation Plan -- Note F               (95)
Payable for Distribution Fees -- Adviser Class                          (143)
Other Liabilities                                                       (146)
                                                                ------------
                                                                      32,843
----------------------------------------------------------------------------
NET ASSETS (100%)                                               $  1,719,972
----------------------------------------------------------------------------

                                                                       VALUE
                                                                      (000)+
----------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------
NET ASSETS
Applicable to 71,823,560 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $  1,063,186
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      14.80
----------------------------------------------------------------------------
ADVISER CLASS
----------------------------------------------------------------------------
NET ASSETS
Applicable to 45,006,357 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $    656,786
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      14.59
----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid In Capital                                                $  2,960,862
 Undistributed Net Investment Income (Loss)                               --
 Undistributed Realized Net Gain (Loss)                             (964,305)
 Unrealized Appreciation (Depreciation) on
   Investment Securities                                            (276,585)
----------------------------------------------------------------------------
NET ASSETS                                                      $  1,719,972
----------------------------------------------------------------------------

+  See Note A1 to Financial Statements.
*  Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001
                                                                              11

Portfolio Overview

MID CAP GROWTH II PORTFOLIO

The Mid Cap Growth II Portfolio seeks to capitalize on the relative inefficiencies of the small- and mid-cap equity markets. The Portfolio targets companies with sustainable growth that exceeds market expectations by focusing on those whose growth surpasses Wall Street analysts' estimates. Morgan Stanley Investment Management looks to capture the return potential of rapidly growing companies while avoiding stocks that are likely to disappoint. To identify such companies, the mid-cap growth strategy employs a disciplined four-part process that incorporates quantitative, fundamental, and valuation analysis, as well as a strict sell discipline.

Since its inception on December 28, 2000, the Portfolio returned -51.50%, versus -38.77% for the Russell Mid Cap Growth Index. This period was an exceedingly difficult period for growth investors. During the latter part of calendar year 2000, the equity markets came under selling pressure amid speculation of a recession. Preannouncements of earnings disappointments by several prominent technology and financial services companies in late 2000 resulted in a further deterioration of the financial climate. Also weighing on the markets were higher energy prices, concerns about a possible slowdown in capital spending, and the protracted outcome of the presidential election.

Equity market weakness continued during the first calendar quarter of 2001, as investors became increasingly concerned about a rapidly slowing economy and the outlook for corporate earnings. This market decline, which originally was limited largely to technology, telecommunications, and media, became pervasive during the first quarter, with few sectors showing positive returns. Although markets rebounded during April and May, partly as a result of aggressive easing action by the Federal Reserve, that recovery proved to be short-lived. Stocks fell sharply during the last three months of the reporting period, reflecting investors' uncertainties about the pace of economic recovery, prospects for corporate earnings, and the aftereffects of terrorist attacks in New York and Washington, D.C.

Stock selection was the primary driver of the Portfolio's underperformance during the reporting period. Stock selection was weakest within technology and heavy industry. Both sectors were negatively impacted by the dramatic economic slowdown and decrease in capital spending. Health care was a bright spot for stock selection, as a number of stable growth companies within the sector held up well despite the slowing economy.

Sector selection was also a negative contributor to performance. The Portfolio was overweighted in telephone services and technology, the two worst performing sectors within the benchmark. Underweights in basic resources, consumer durables, and food & tobacco also detracted from results, as these defensive sectors were the only ones to experience positive absolute returns.

Looking ahead, we believe that the terrorist attacks could very well trigger a near-term recession. Even prior to the attacks, we thought that a slowdown in consumer spending was a distinct possibility. Thus, we had positioned the Portfolio to have only selective exposure in retail, little exposure to consumer credit, and no exposure to consumer durables. Despite the potential for continued economic weakness during the latter part of 2001, we are expecting an economic recovery to materialize in 2002. A more stable economic environment would likely aid corporate earnings and visibility, which would bode well for equities in general and growth stocks in particular.

12

[LINE GRAPH]
GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/01*
---------------------------------------------------------------
MID CAP GROWTH II
-----------------------------------------------

                                           Institutional   Russell Mid Cap
                                                [ ]         Growth Index
------------------------------------------------------------------------------
Since Inception                              (51.50%)         (38.77%)
------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

[ ]Represents an investment in the Institutional Class.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

*The Mid Cap Growth II Portfolio commenced operations on 12/28/00. Total returns are compared to the Russell Mid Cap Growth Index, an unmanaged market index.

2001 ANNUAL REPORT
September 30, 2001
                                                                              13

Statement of Net Assets

MID CAP GROWTH II PORTFOLIO
COMMON STOCKS (95.9%)

                                                                       VALUE
                   SEPTEMBER 30, 2001                      SHARES     (000)+
----------------------------------------------------------------------------
BEVERAGES & PERSONAL PRODUCTS (2.0%)
*Constellation Brands, Inc., Class A                          100   $     4
Pepsi Bottling Group, Inc.                                    700        32
*Suiza Foods Corp.                                            200        13
----------------------------------------------------------------------------
GROUP TOTAL                                                              49
----------------------------------------------------------------------------
CONSUMER SERVICES (11.1%)
*Apollo Group, Inc., Class A                                  600        25
*Clear Channel Communications, Inc.                           800        32
*Electronic Arts, Inc.                                      1,000        46
*Fox Entertainment Group, Inc., Class A                     1,700        32
*Gemstar-TV Guide International, Inc.                         700        14
*Homestore.com, Inc.                                        1,100         8
*International Game Technology                                700        30
*Lamar Advertising Co.                                      1,500        46
*Univision Communications, Inc., Class A                      800        18
*USA Networks, Inc.                                         1,500        27
----------------------------------------------------------------------------
GROUP TOTAL                                                             278
----------------------------------------------------------------------------
ENERGY (0.8%)
*BJ Services Co.                                            1,100        20
----------------------------------------------------------------------------
FINANCIAL SERVICES (5.0%)
*Concord EFS, Inc.                                            800        39
Golden West Financial Corp.                                   400        23
SEI Investments Co.                                           700        22
USA Education, Inc.                                           500        42
----------------------------------------------------------------------------
GROUP TOTAL                                                             126
----------------------------------------------------------------------------
HEALTH CARE (28.8%)
*AmerisourceBergen Corp.                                      300        21
Baxter International, Inc.                                    600        33
*Biovail Corp.                                                900        42
Cardinal Health, Inc.                                         450        33
*Caremark Rx, Inc.                                          1,700        28
*Cytyc Corp.                                                1,100        30
*Express Scripts, Inc.                                        700        39
*Forest Laboratories, Inc., Class A                           400        29
*Genentech, Inc.                                              600        26
*Genzyme Corp. -- General Division                          1,000        45
*Health Management Associates, Inc., Class A                2,800        58
*Idec Pharmaceuticals Corp.                                   300        15
IMS Health, Inc.                                              700        18
*King Pharmaceuticals, Inc.                                   599        25
*Laboratory Corp. of America Holdings                         400        32
PerkinElmer, Inc.                                             900        24
*Quest Diagnostics, Inc.                                      600        37
*Serono S.A., ADR                                           1,500        28

                                                                       VALUE
                                                           SHARES     (000)+
----------------------------------------------------------------------------
*St. Jude Medical, Inc.                                       700   $    48
Stryker Corp.                                                 900        48
*Tenet Healthcare Corp.                                       700        42
*Varian Medical Systems, Inc.                                 300        19
----------------------------------------------------------------------------
GROUP TOTAL                                                             720
----------------------------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (7.3%)
*Celestica, Inc.                                            1,000        27
*Fiserv, Inc.                                               1,050        36
*Flextronics International Ltd.                             1,700        28
Lockheed Martin Corp.                                         700        31
Raytheon Co.                                                  800        28
*Shaw Group, Inc.                                           1,100        31
----------------------------------------------------------------------------
GROUP TOTAL                                                             181
----------------------------------------------------------------------------
RETAIL (6.4%)
Albertson's, Inc.                                             700        22
*AutoZone, Inc.                                               200        10
*Bed Bath & Beyond, Inc.                                    1,000        26
*Best Buy Co., Inc.                                           400        18
*BJ's Wholesale Club, Inc.                                    500        24
Blockbuster, Inc., Class A                                  1,500        33
*Venator Group, Inc.                                        1,800        27
----------------------------------------------------------------------------
GROUP TOTAL                                                             160
----------------------------------------------------------------------------
TECHNOLOGY (27.2%)
*Altera Corp.                                               1,400        23
*Ascential Software Corp.                                   7,000        23
*BMC Software, Inc.                                         3,000        38
*Broadcom Corp., Class A                                    1,500        30
Computer Associations International, Inc.                   1,500        39
*Comverse Technology, Inc.                                  1,000        20
*Fairchild Semiconductor Corp., Class A                       700        11
*Finisar Corp.                                              2,400        10
*Integrated Device Technology, Inc.                         1,000        20
*Kla-Tencor Corp.                                             800        25
*Microchip Technology, Inc.                                   900        24
*MIPS Technologies, Inc., Class B                           1,600        10
*Network Associates, Inc.                                   2,000        26
*Novellus Systems, Inc.                                       900        26
*Nvidia Corp.                                               1,000        27
*Openwave Systems, Inc.                                     2,400        31
*Peregrine Systems, Inc.                                    2,500        32
*Polycom, Inc.                                              2,900        71
*QLogic Corp.                                               1,200        23
*Qualcomm, Inc.                                             1,100        52
*RF Micro Devices, Inc.                                     1,700        28

    The accompanying notes are an integral part of the financial statements.

MID CAP GROWTH II PORTFOLIO

14

                                                                       VALUE
                                                           SHARES     (000)+
----------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
*SunGard Data Systems, Inc.                                 1,000   $    23
*VeriSign, Inc.                                             1,600        67
----------------------------------------------------------------------------
GROUP TOTAL                                                             679
----------------------------------------------------------------------------
UTILITIES (7.3%)
Kinder Morgan, Inc.                                           400        20
*Mirant Corp.                                               1,300        29
*Sprint Corp. -- PCS Group                                  2,700        71
*TeleCorp PCS, Inc., Class A                                2,600        29
*Time Warner Telecom, Inc., Class A                           600         4
*Western Wireless Corp., Class A                              900        30
----------------------------------------------------------------------------
GROUP TOTAL                                                             183
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $2,929)                                     2,396
----------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
                                                           ------
CASH EQUIVALENT (2.6%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.6%)
**J.P. Morgan Securities Inc., 3.00%, dated 9/28/01, due
 10/1/01 (Cost $66)                                        $   66        66
----------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%) (Cost $2,995)                               2,462
----------------------------------------------------------------------------

                                                                     VALUE
                                                                     (000)+
----------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (1.5%)
Cash                                                                $     9
Receivable for Investments Sold                                          84
Receivable from Investment Adviser                                        8
Payable for Investments Purchased                                       (51)
Other Liabilities                                                       (12)
                                                                    -------
                                                                         38
----------------------------------------------------------------------------
NET ASSETS (100%)                                                   $ 2,500
----------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------
NET ASSETS
Applicable to 515,620 outstanding shares of beneficial interest
 (unlimited authorization, no par value)                            $ 2,500
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                           $  4.85
----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid In Capital                                                    $ 5,260
 Undistributed Net Investment Income (Loss)                              --
 Undistributed Realized Net Gain (Loss)                              (2,227)
 Unrealized Appreciation (Depreciation) on
   Investment Securities                                               (533)
----------------------------------------------------------------------------
NET ASSETS                                                          $ 2,500
----------------------------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001
                                                                              15

Portfolio Overview

MID CAP VALUE PORTFOLIO

The Mid Cap Value Portfolio applies Morgan Stanley Investment Management's value investment philosophy to the medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. The Adviser generally keeps sector weights within five percentage points of those of the S&P MidCap 400 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by the equity team who specialize in the small- and mid-cap market segments.

The past twelve months were a volatile period for the equity markets. During the period, mid-cap stocks, as represented by the S&P MidCap 400 Index, declined over 18%. Although absolute returns were disappointing for the mid-cap segment of the market, mid-cap stocks outperformed both small- and large-cap stocks during the past twelve months. A slowing U.S. economy, disappointing corporate earnings, and the tragic events of September 11, 2001 plagued equity markets during the period. Additionally, during the past twelve months, the valuation gap between growth and value stocks narrowed as value stocks outperformed growth led by strong gains within Financial Services and weak performance within Technology.

During the past twelve months, the Portfolio returned -21.23% versus -18.99% for the S&P MidCap 400 Index. Stock selection was the primary driver of underperformance, while sector allocation modestly enhanced results. Stock selection was the strongest within Heavy Industry and Healthcare. During the period, the Portfolio had less-than-index exposure to Technology and Energy, which enhanced relative returns since the sectors were among the worst performers for the period.

Stock selection was the weakest within telephone services, utilities, and consumer services. An overweight position in independent power producers dampened Portfolio results as the stocks underperformed due to concerns over rebates owed to the State of California. Following the terrorist attacks in New York and Washington D.C., investors anticipated a sharp reduction in travel, as a result, consumer services and transportation stocks, underperformed.

At fiscal year-end, the Portfolio maintained an underweight position in consumer-related companies and energy due to a slowing U.S. economy. We reduced the Portfolio's exposure to bio-tech and semi-conductors and we increased the Portfolio's exposure to software companies, which typically have more cash on their balance sheets and should benefit from a rise in corporate spending as companies seek productivity gains. It is our view that the tragic events of September 11th will push back our economic recovery, although aggressive fiscal and monetary policies should stimulate the economy in the coming months. We anticipate that investors will continue to favor quality and liquidity during this uncertain environment.

[LINE GRAPH]
GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/01*
---------------------------------------------------------------
MID CAP VALUE
--------------------------------------------------

                         Institutional   Investment   Adviser    S&P MidCap
                              [ ]            **          #       400 Index
-------------------------------------------------------------------------------
One Year                   (21.23%)       (21.36%)    (21.40%)    (18.99%)
-------------------------------------------------------------------------------
Five Years                   14.68%         14.48%      14.51%      13.66%
-------------------------------------------------------------------------------
Since Inception              19.14%         18.98%      19.01%      16.43%
-------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

[ ]Represents an investment in the Institutional Class.

**Represents an investment in the Investment Class which commenced operations 5/10/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class. Consequently, returns would have been lower for such periods.

#Represents an investment in the Adviser Class which commenced operations 07/17/98. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. It is expected that, over time, returns for the Adviser Class will be lower than for the Investment Class due to the higher expenses charged. Consequently, returns would have been lower for such periods.

Total returns for the Institutional and Investment Classes of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

*The Mid Cap Value Portfolio commenced operations on 12/30/94. Total returns are compared to the S&P MidCap 400 Index, an unmanaged market index.

16

Statement of Net Assets

MID CAP VALUE PORTFOLIO
COMMON STOCKS (91.6%)

                                                                       VALUE
SEPTEMBER 30, 2001                                     SHARES         (000)+
----------------------------------------------------------------------------
BANKS (11.4%)
Astoria Financial Corp.                                45,500   $      2,696
Charter One Financial, Inc.                           222,440          6,277
Comerica, Inc.                                        102,800          5,695
Compass Bancshares, Inc.                              130,800          3,405
Cullen/Frost Bankers, Inc.                            269,400          7,260
Dime Bancorp, Inc.                                    220,000          8,651
First Tennessee National Corp.                        159,600          5,905
Golden State Bancorp, Inc.                            373,900         11,367
GreenPoint Financial Corp.                            162,400          5,700
Hibernia Corp, Class A                                613,400         10,029
KeyCorp.                                               96,300          2,325
Marshall & Ilsley Corp.                               145,300          8,237
Mellon Financial Corp.                                406,300         13,136
Mercantile Bankshares Corp.                           115,710          4,594
National Commerce Financial Corp.                     234,100          6,110
North Fork Bancorp, Inc.                              219,600          6,531
Pacific Century Financial Corp.                        98,000          2,290
PNC Financial Services Group                          121,800          6,973
Sovereign Bancorp, Inc.                               748,400          7,110
State Street Corp.                                     93,300          4,245
UnionBanCal Corp.                                      84,200          2,849
Washington Mutual, Inc.                               211,700          8,146
Wells Fargo & Co.                                      51,217          2,277
----------------------------------------------------------------------------
GROUP TOTAL                                                          141,808
----------------------------------------------------------------------------
BASIC RESOURCES (3.8%)
Air Products & Chemicals, Inc.                        217,500          8,391
AK Steel Holding Corp.                                390,500          3,300
AMETEK, Inc.                                           37,000            972
Bowater, Inc.                                         150,100          6,607
*Gaylord Container Corp., Class A                     250,200            325
Longview Fibre Co.                                     13,800            139
Louisiana-Pacific Corp.                               299,800          1,949
Millipore Corp.                                        35,000          1,853
Olin Corp.                                             76,300          1,122
*Pactiv Corp.                                         160,400          2,324
Rohm & Haas Co.                                       145,900          4,780
Sappi Ltd.                                            873,400          7,686
Temple-Inland, Inc.                                    86,500          4,108
*UCAR International, Inc.                             307,200          2,734
*W.R. Grace & Co.                                     526,100            816
----------------------------------------------------------------------------
GROUP TOTAL                                                           47,106
----------------------------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (0.6%)
Dean Foods Co.                                         63,300          2,928
Fortune Brands, Inc.                                  147,700          4,948
----------------------------------------------------------------------------
GROUP TOTAL                                                            7,876
----------------------------------------------------------------------------

                                                                       VALUE
                                                       SHARES         (000)+
----------------------------------------------------------------------------
CONSUMER DURABLES (3.5%)
*American Standard Cos, Inc.                          120,600   $      6,633
Hasbro, Inc                                           333,000          4,662
*Lear Corp.                                           327,900          8,860
*SPX Corp.                                            193,000         15,999
*Tower Automotive, Inc.                             1,011,300          7,251
----------------------------------------------------------------------------
GROUP TOTAL                                                           43,405
----------------------------------------------------------------------------
CONSUMER SERVICES (9.4%)
*Acxiom Corp.                                          63,500            597
*Adelphia Communications Corp., Class A               382,100          8,483
*Alliance Atlantis Communications, Inc., Class B      145,300          1,409
*Bally Total Fitness Holding Corp.                    982,200         19,948
*Charter Communications, Inc., Class A                328,400          4,065
*Clear Channel Communications, Inc.                   110,600          4,396
*Electronic Arts, Inc.                                 25,600          1,169
*Emmis Communications Corp., Class A                  185,400          2,673
Interpublic Group Cos, Inc.                           291,500          5,947
News Corp., Ltd. ADR                                  258,845          5,511
*Park Place Entertainment Corp.                       901,900          6,611
Readers Digest Association, (The) Inc., Class A       365,400          6,720
Royal Carribean Cruises Ltd.                          592,100          6,353
Six Flags, Inc.                                       372,700          4,558
*Valassis Communications, Inc.                      1,208,650         38,568
----------------------------------------------------------------------------
GROUP TOTAL                                                          117,008
----------------------------------------------------------------------------
CREDIT & FINANCE/INVESTMENT COMPANIES (2.9%)
Bear Stearns Cos., (The) Inc.                         162,800          8,142
*E*TRADE Group, Inc.                                  205,500          1,243
Franklin Resources, Inc.                              218,600          7,579
*Instinet Group, Inc                                   82,500            808
PMI Group, (The) Inc.                                  96,100          5,996
Providian Financial Corp.                             301,900          6,083
Radian Group, Inc.                                     76,800          2,957
SEI Investments Co.                                    70,500          2,256
Waddell & Reed Financial, Inc.                         56,200          1,461
----------------------------------------------------------------------------
GROUP TOTAL                                                           36,525
----------------------------------------------------------------------------
ENERGY (3.6%)
*Aquila, Inc.                                         138,500          3,019
Baker Hughes, Inc.                                     50,700          1,468
*BJ Services Co.                                      164,600          2,928
ENSCO International, Inc.                              87,600          1,281
Equitable Resources, Inc.                              43,800          1,314
Global Marine, Inc.                                   322,700          4,518
*Grant Prideco, Inc.                                  338,700          2,063
*Nabors Industries, Inc.                               18,000            377
*National-Oilwell, Inc.                               147,000          2,132
*Noble Drilling Corp.                                 204,300          4,903

    The accompanying notes are an integral part of the financial statements.

MID CAP VALUE PORTFOLIO

2001 ANNUAL REPORT
September 30, 2001
                                                                              17

                                                                       VALUE
                                                       SHARES         (000)+
----------------------------------------------------------------------------
ENERGY (CONT'D)
Ocean Energy, Inc.                                    110,500   $      1,801
*Precision Drilling Corp.                             375,000          7,920
*Rowan Cos., Inc.                                     124,400          1,540
*Smith International, Inc.                             31,400          1,143
Ultramar Diamond Shamrock Corp.                        26,100          1,251
XTO Energy, Inc.                                      485,350          6,771
----------------------------------------------------------------------------
GROUP TOTAL                                                           44,429
----------------------------------------------------------------------------
FOOD & TOBACCO (3.2%)
*Flowers Foods, Inc.                                   65,000          2,356
*Fresh Del Monte Produce, Inc.                        214,500          2,780
R.J. Reynolds Tobacco Holdings, Inc.                  209,600         11,977
Sara Lee Corp.                                        572,700         12,198
Tyson Foods, Inc., Class A                          1,109,677         11,119
----------------------------------------------------------------------------
GROUP TOTAL                                                           40,430
----------------------------------------------------------------------------
HEALTH CARE (17.0%)
Alpharma, Inc., Class A                               196,700          5,665
*AmerisourceBergen Corp.                               80,216          5,691
*Apria Healthcare Group, Inc.                         310,300          8,037
*Aviron                                               177,000          4,406
*Caremark Rx, Inc.                                  1,081,100         18,033
*Cephalon, Inc.                                       119,300          5,951
*COR Therapeutics, Inc.                               116,800          2,643
*Covance, Inc.                                        126,400          2,264
*Genzyme Corp.-General Division                       175,000          7,949
*Gilead Sciences, Inc.                                141,500          7,948
*Health Net, Inc.                                     742,300         14,267
*IDEC Pharmaceuticals Corp.                           192,800          9,557
*IVAX Corp.                                           536,150         11,886
*Laboratory Corp. of America Holdings                  34,400          2,781
*MedImmune, Inc.                                      459,600         16,376
*Patterson Dental Co.                                 144,600          5,330
Quest Diagnostics, Inc.                               307,300         18,960
Sepracor, Inc.                                        225,600          8,099
*St. Jude Medical, Inc.                               232,700         15,928
*Tenet Healthcare Corp.                               164,900          9,836
*Transkaryotic Therapies, Inc.                        241,900          6,565
*Trigon Healthcare, Inc.                               91,300          5,980
*Varian Medical Systems, Inc.                          44,100          2,829
*Waters Corp.                                         439,300         15,714
----------------------------------------------------------------------------
GROUP TOTAL                                                          212,695
----------------------------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (7.4%)
*Allied Waste Industries, Inc.                        607,600          7,747
Burlington Northern Santa Fe Corp.                    169,200          4,526
Canadian National Railway Co.                          64,600          2,458
*Celestica, Inc.                                       75,600          2,064

                                                                       VALUE
                                                       SHARES         (000)+
----------------------------------------------------------------------------
CNF, Inc.                                             117,200   $      2,676
*Dycom Industries, Inc.                               160,700          1,864
*Fiserv, Inc.                                          88,900          3,032
Goodrich Corp.                                        447,100          8,709
Martin Marietta Materials, Inc.                       108,200          4,232
Northrop Grumman Corp.                                 21,600          2,182
Parker-Hannifin Corp.                                 162,700          5,605
*Quanta Services, Inc.                                317,600          4,526
*Sanmina Corp.                                        335,800          4,560
*SCI Systems, Inc.                                    198,800          3,578
Southwest Airlines Co.                                166,100          2,465
*Thermo Electron Corp.                                141,700          2,558
Titan Corp.                                         1,316,900         25,811
*United Rentals, Inc.                                 233,900          4,056
----------------------------------------------------------------------------
GROUP TOTAL                                                           92,649
----------------------------------------------------------------------------
INSURANCE (3.7%)
ACE Ltd.                                              518,100         14,958
Allmerica Financial Corp.                             212,200          9,517
American Financial Group, Inc.                        144,700          3,212
Everest Re Group Ltd.                                  84,900          5,493
MBIA, Inc.                                             34,950          1,748
Old Republic International Corp.                      220,800          5,787
Safeco Corp.                                          194,500          5,899
----------------------------------------------------------------------------
GROUP TOTAL                                                           46,614
----------------------------------------------------------------------------
RETAIL (2.8%)
*Abercrombie & Fitch Co., Class A                     289,300          5,089
*Brinker International, Inc.                          133,350          3,150
Costco Wholesale Corp.                                227,400          8,086
Dollar General Corp.                                  707,700          8,280
*Dollar Tree Stores, Inc.                             360,400          6,758
Gap, (The) Inc.                                       150,200          1,795
*Jones Apparel Group, Inc.                             94,600          2,411
----------------------------------------------------------------------------
GROUP TOTAL                                                           35,569
----------------------------------------------------------------------------
TECHNOLOGY (12.8%)
*Affiliated Computer Services, Inc., Class A           41,700          3,395
*Agilent Technologies, Inc.                            69,800          1,365
*Amdocs Ltd.                                          171,000          4,557
*Analog Devices, Inc.                                  57,000          1,864
Avnet, Inc.                                           312,500          5,684
*BMC Software, Inc.                                   257,900          3,275
*Ceridian Corp.                                       173,000          2,509
*Conexant Systems, Inc.                             1,416,200         11,754
*DST Systems, Inc.                                    279,000         12,067
*Enterasys Networks, Inc.                             225,800          1,456
*Extreme Networks, Inc.                               672,300          4,646
*i2 Technologies, Inc.                                465,400          1,601

    The accompanying notes are an integral part of the financial statements.

MID CAP VALUE PORTFOLIO

18

                                                                       VALUE
                                                       SHARES         (000)+
----------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
Infineon Technologies AG                              272,400   $      3,375
*Integrated Circuit Systems, Inc.                     167,800          2,145
*Integrated Device Technology, Inc.                   460,000          9,255
*Internet Security Systems, Inc.                      218,400          1,990
*J. D. Edwards & Co.                                  256,500          1,826
*LSI Logic Corp.                                      909,800         10,690
*Macromedia, Inc.                                     142,700          1,728
*Micrel, Inc.                                          68,700          1,370
*Microchip Technology, Inc.                           181,350          4,860
*MIPS Technologies, Inc., Class B                       3,700             22
*Network Associates, Inc.                             150,300          1,937
*Novellus Systems, Inc.                                75,800          2,165
*Peregrine Systems, Inc.                              101,200          1,278
*Polycom, Inc.                                        447,400         10,903
*Power-One, Inc.                                      207,400          1,276
*Powerwave Technologies, Inc.                         760,200          9,062
*PRI Automation, Inc.                                 232,500          2,330
*Rational Software Corp.                              463,600          4,015
*RF Micro Devices, Inc.                               386,000          6,415
*SanDisk Corp.                                        533,000          5,255
Scientific-Atlanta, Inc.                              247,300          4,340
*SunGard Data Systems, Inc.                           363,200          8,488
Symbol Technologies, Inc.                             314,400          3,298
*Teradyne, Inc.                                        43,200            842
*TranSwitch Corp.                                     229,100            701
*Triquint Semiconductor, Inc.                         230,500          3,686
*Wind River Systems, Inc.                             200,600          2,106
----------------------------------------------------------------------------
GROUP TOTAL                                                          159,531
----------------------------------------------------------------------------
UTILITIES (9.5%)
Allegheny Energy, Inc.                                224,254          8,230
ALLETE, Inc.                                           27,000            692
Black Hills Corp.                                      47,050          1,436
*Calpine Corp.                                        435,500          9,934
Constellation Energy Group, Inc.                       56,000          1,355
EL Paso Corp.                                         137,312          5,705
FirstEnergy Corp.                                     370,100         13,305
*Kinder Morgan Management LLC                         501,594         17,280
*Leap Wireless International, Inc.                    157,500          2,473
*McLeodUSA, Inc., Class A                           2,435,000          1,875
*Mirant Corp.                                         329,269          7,211

                                                                       VALUE
                                                       SHARES         (000)+
----------------------------------------------------------------------------
*Nextel Communications, Inc., Class A                 453,800   $      3,930
NiSource, Inc.                                         22,100            515
*NRG Energy, Inc.                                     167,700          2,719
*Orion Power Holdings, Inc.                           229,700          5,857
Pinnacle West Capital Corp.                            25,700          1,020
Potomac Electric Power Co.                            284,600          6,250
PPL Corp.                                             117,300          3,824
*Reliant Resources, Inc.                            1,219,400         19,754
Sempra Energy                                         182,000          4,505
----------------------------------------------------------------------------
GROUP TOTAL                                                          117,870
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,302,133)                              1,143,515
----------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                   ----------
CASH EQUIVALENT (6.8%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.8%)
**J.P. Morgan Securities Inc., 3.00%, dated
 9/28/01, due 10/1/01 (Cost $84,357)               $   84,357         84,357
----------------------------------------------------------------------------
TOTAL INVESTMENTS (98.4%) (Cost $1,386,490)                        1,227,872
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
Cash                                                                      77
Dividends Receivable                                                     954
Interest Receivable                                                       21
Receivable for Investments Sold                                       55,036
Receivable for Fund Shares Sold                                        1,913
Other Assets                                                              49
Payable for Investments Purchased                                   (34,133)
Payable for Investment Advisory Fees                                 (2,797)
Payable for Administrative Fees                                         (89)
Payable for Trustees' Deferred Compensation
 Plan -- Note F                                                         (49)
Payable for Distribution Fees -- Adviser Class                          (50)
Payable for Fund Shares Redeemed                                     (1,106)
Payable for Shareholder Servicing
 Fees -- Investment Class                                               (13)
Other Liabilities                                                      (122)
                                                                ------------
                                                                      19,691
----------------------------------------------------------------------------
NET ASSETS (100%)                                               $  1,247,563
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MID CAP VALUE PORTFOLIO

2001 ANNUAL REPORT
September 30, 2001
                                                                              19

                                                                   VALUE
                                                                   (000)+
----------------------------------------------------------------------------
INSTITUTIONAL CLASS
----------------------------------------------------------------------------
NET ASSETS
Applicable to 64,824,451 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $  1,096,021
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      16.91
----------------------------------------------------------------------------
INVESTMENT CLASS
----------------------------------------------------------------------------
NET ASSETS
Applicable to 2,736,386 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $     46,063
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      16.83
----------------------------------------------------------------------------
ADVISER CLASS
----------------------------------------------------------------------------
NET ASSETS
Applicable to 6,253,517 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $    105,479
----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $      16.87
----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                $  1,520,116
 Undistributed Net Investment Income (Loss)                            1,196
 Undistributed Realized Net Gain (Loss)                            (115,131)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                      (158,618)
----------------------------------------------------------------------------
NET ASSETS                                                        $1,247,563
----------------------------------------------------------------------------

+    See Note A1 to Financial Statements.
*    Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

20

Portfolio Overview

SMALL CAP GROWTH PORTFOLIO

The Small Cap Growth Portfolio seeks to capitalize on the relative inefficiencies of the small-cap equity markets. The Portfolio targets companies with sustainable growth that exceeds market expectations by focusing on those whose growth surpasses Wall Street analysts' estimates. The Morgan Stanley Investment Management looks to capture the return potential of rapidly growing companies while avoiding stocks that are likely to disappoint.

For fiscal year 2001, the Portfolio returned -50.83%, versus -21.21% for the Russell 2000 Index. The past year was an exceedingly difficult period for growth investors. While broad market indices did poorly, more growth-oriented benchmarks fared even worse.

During the latter part of calendar year 2000, the equity markets came under selling pressure amid fears of recession. Preannouncements of earnings disappointments by several prominent technology and financial services companies in late 2000 resulted in a further deterioration of the financial climate. Also weighing on the markets were higher energy prices, concerns about a possible slowdown in capital spending, and the protracted outcome of the presidential election.

Equity market weakness continued during the first calendar quarter of 2001, as investors became increasingly concerned about a rapidly slowing economy and the outlook for corporate earnings. This market decline, which originally was limited largely to technology, telecommunications, and media, became pervasive during the first quarter, with few sectors showing positive returns. Although markets rebounded during April and May, partly as a result of aggressive easing action by the Federal Reserve, that recovery proved to be short-lived. Stocks fell sharply during the last three months of the reporting period, reflecting investors' uncertainties about the pace of economic recovery, prospects for corporate earnings, and the aftereffects of terrorist attacks in New York and Washington, D.C.

Sector selection and stock selection were about equally responsible for the Portfolio's fiscal year underperformance. The Portfolio was overweighted in technology, telephone services, and health care, the three worst performing sectors within the benchmark. Underweights in financial services, consumer durables, retail, and consumer non-durables also detracted from results, as these defensive sectors were the only ones to experience positive absolute returns.

Stock selection was also a negative contributor to performance, reflecting investors' decided preference for value stocks. Stock selection was weakest within technology and heavy industry. Both of these sectors were negatively impacted by the dramatic economic slowdown and decrease in capital spending. Health care was a bright spot in terms of stock selection, as a number of stable growth companies within the sector held up well despite the slowing economy. Stock selection was also strong within telephone services.

Looking ahead, we believe that the terrorist attacks could very well trigger a near-term recession. Even prior to the attacks, we thought that a slowdown in consumer spending was a distinct possibility. Thus, we had positioned the Portfolio to have only selective exposure in retail, and minimal exposure to consumer credit and consumer durables. Despite the potential for continued economic weakness during the latter part of 2001, we are expecting an economic recovery to materialize in 2002. A more stable economic environment would likely aid corporate earnings and visibility, which would bode well for equities in general and growth stocks in particular.

2001 ANNUAL REPORT
September 30, 2001
                                                                              21

[LINE GRAPH]
GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/01*
---------------------------------------------------------------
SMALL CAP GROWTH
-------------------------------------------------

                                    Institutional   Adviser    Russell 2000
                                         [ ]           #          Index
-------------------------------------------------------------------------------
One Year                              (50.83%)      (50.87%)     (21.21%)
-------------------------------------------------------------------------------
Since Inception                         38.17%        38.13%      (2.39%)
-------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Generally speaking, small-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

[ ]Represents an investment in the Institutional Class.

#Represents an investment in the Adviser Class which commenced operations 1/10/01. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. Consequently, returns would have been lower for such periods.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

*The Small Cap Growth Portfolio commenced operations on 6/30/98. Total returns are compared to the Russell 2000 Index, an unmanaged market index.

22

Statement of Net Assets

SMALL CAP GROWTH PORTFOLIO
COMMON STOCKS (96.9%)

                                                                      VALUE
SEPTEMBER 30, 2001                                      SHARES       (000)+
---------------------------------------------------------------------------
BASIC RESOURCES (1.2%)
Sigma-Aldrich Corp.                                     53,900   $    2,436
---------------------------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (2.0%)
*Constellation Brands, Inc., Class A                    51,600        2,150
*Suiza Foods Corp.                                      31,200        1,970
---------------------------------------------------------------------------
GROUP TOTAL                                                           4,120
---------------------------------------------------------------------------
CONSUMER DURABLES (1.0%)
Clayton Homes, Inc.                                    173,800        2,120
---------------------------------------------------------------------------
CONSUMER SERVICES (12.0%)
*Acclaim Entertainment, Inc.                           594,300        1,593
*Alliance Atlantis Communications, Inc., Class B       126,400        1,226
*Alloy, Inc.                                           111,200        1,372
*Crown Media Holdings, Inc., Class A                   171,700        1,760
*GTECH Holdings Corp.                                   71,700        2,476
*Homestore.com, Inc.                                   163,600        1,251
*Mediacom Communications Corp.                         178,800        2,330
*Regent Communications, Inc.                           394,300        2,374
*Scholastic Corp.                                       64,600        2,810
*Stewart Enterprises, Inc., Class A                    304,500        1,766
*Take-Two Interactive Software, Inc.                   204,200        1,444
*THQ, Inc.                                              49,400        2,132
*Ticketmaster, Class B                                 185,600        1,921
---------------------------------------------------------------------------
GROUP TOTAL                                                          24,455
---------------------------------------------------------------------------
CREDIT & FINANCE/INVESTMENT COMPANIES (4.8%)
Doral Financial Corp.                                   58,700        2,278
*Investment Technology Group, Inc.                      45,600        2,530
Investors Financial Services Corp.                      46,600        2,686
PMI Group (The), Inc.                                   36,500        2,277
---------------------------------------------------------------------------
GROUP TOTAL                                                           9,771
---------------------------------------------------------------------------
ENERGY (1.2%)
*Aquila, Inc.                                           51,200        1,116
*National-Oilwell, Inc.                                 84,500        1,225
---------------------------------------------------------------------------
GROUP TOTAL                                                           2,341
---------------------------------------------------------------------------
FOOD, TOBACCO & OTHER (2.0%)
*Cott Corp.                                            148,200        2,229
*Smithfield Foods, Inc.                                 86,600        1,823
---------------------------------------------------------------------------
GROUP TOTAL                                                           4,052
---------------------------------------------------------------------------
HEALTH CARE (24.2%)
*AdvancePCS                                             30,100        2,161
*American Medical Systems Holdings, Inc.               166,600        3,177
*Amsurg Corp.                                          110,600        3,047
*Barr Laboratories, Inc.                                33,000        2,609
*Charles River Laboratories International, Inc.        102,000        3,608
*Community Health Systems, Inc.                        116,400        3,462
*Covance, Inc.                                          50,900          912
*Cytyc Corp.                                           137,200        3,678
*DaVita, Inc.                                          143,700        2,924
*Fisher Scientific International, Inc.                 105,600        2,682

                                                                      VALUE
                                                        SHARES       (000)+
---------------------------------------------------------------------------
*Integra LifeSciences Holdings Corp.                    53,400   $    1,475
*LifePoint Hospitals, Inc.                              66,100        2,908
*Lincare Holdings, Inc.                                125,700        3,340
*Manor Care, Inc.                                      105,900        2,976
*MedCath Corp.                                          95,400        1,541
*Meridian Medical Technologies, Inc.                    52,900          999
*Mettler-Toledo International, Inc.                     79,400        3,346
*Quest Diagnostics, Inc.                                33,800        2,085
*Rightchoice Managed Care, Inc.                         43,600        2,182
---------------------------------------------------------------------------
GROUP TOTAL                                                          49,112
---------------------------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (10.8%)
*Copart, Inc.                                           71,000        1,989
*eFunds Corp.                                          107,200        1,785
*Intercept Group, Inc.                                  65,900        2,204
*Mercury Computer Systems, Inc.                         59,000        2,215
*Pemstar, Inc.                                         282,200        3,245
*Shaw Group (The), Inc.                                102,700        2,893
*Titan Corp.                                           143,800        2,819
*ViaSat, Inc.                                          191,800        3,422
*Waste Connections, Inc.                                53,900        1,455
---------------------------------------------------------------------------
GROUP TOTAL                                                          22,027
---------------------------------------------------------------------------
INSURANCE (1.2%)
RenaissanceRe Holdings Ltd.                             27,100        2,410
---------------------------------------------------------------------------
RETAIL (4.0%)
*AFC Enterprises, Inc.                                  80,200        1,636
*Electronics Boutique Holdings Corp.                   104,400        2,814
Fred's, Inc.                                            69,225        1,814
*Reebok International Ltd.                              88,900        1,840
---------------------------------------------------------------------------
GROUP TOTAL                                                           8,104
---------------------------------------------------------------------------
TECHNOLOGY (25.3%)
*Advent Software, Inc.                                  74,800        2,816
*Agile Software Corp.                                  205,700        1,870
*Alpha Industries, Inc.                                 90,500        1,753
*Ascential Software Corp.                              438,800        1,448
*Cabot Microelectronics Corp.                           40,200        1,942
*ChipPAC, Inc.                                         599,700        1,379
*Genesis Microchip, Inc.                               112,700        3,171
*Harmonic, Inc.                                        442,300        3,583
*Intergraph Corp.                                      144,200        1,291
*Intrado, Inc.                                         217,600        5,584
*Macrovision Corp.                                      47,300        1,344
*Microtune, Inc.                                       187,300        2,135
*MIPS Technologies, Inc., Class B                      177,650        1,066
*Mykrolis Corp.                                        100,700          903
*Nuance Communications, Inc.                           225,500        1,466
*Photon Dynamics, Inc.                                  84,600        1,958
*Polycom, Inc.                                         120,500        2,936
*Power-One, Inc.                                       259,300        1,595
*Precise Software Solutions Ltd.                       142,600        1,576
*Register.com, Inc.                                    152,800        1,516

    The accompanying notes are an integral part of the financial statements.

SMALL CAP GROWTH PORTFOLIO

2001 ANNUAL REPORT
September 30, 2001
                                                                              23

                                                                      VALUE
                                                       SHARES        (000)+
---------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
*Simplex Solutions, Inc.                               104,900   $    1,586
*SonicWall, Inc.                                       168,100        1,997
*Tandberg ASA                                          132,700        1,982
*Ulticom, Inc.                                         230,000        1,858
*Ultratech Stepper, Inc.                               140,700        1,684
*Verisity Ltd.                                         134,800          983
---------------------------------------------------------------------------
GROUP TOTAL                                                          51,422
---------------------------------------------------------------------------
UTILITIES (7.2%)
*AirGate PCS, Inc.                                     128,800        5,721
*Covanta Energy Corp.                                  186,800        2,182
Energen Corp.                                          118,600        2,669
*Ubiquitel, Inc.                                       512,300        4,134
---------------------------------------------------------------------------
GROUP TOTAL                                                          14,706
---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $219,115)                                 197,076
---------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
                                                       -------
CASH EQUIVALENT (1.0%)
---------------------------------------------------------------------------
**REPURCHASE AGREEMENT (1.0%)
J.P. Morgan Securities, Inc., 3.00%, dated 9/28/01,
 due 10/1/01 (Cost $2,081)                             $ 2,081        2,081
---------------------------------------------------------------------------
TOTAL INVESTMENTS (97.9%) (Cost $221,196)                           199,157
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (2.1%)
Receivable for Investments Sold                                       9,680
Receivable for Fund Shares Sold                                         369
Dividends Receivable                                                      1
Interest Receivable                                                       1
Other Assets                                                              7
Payable for Bank Overdraft                                           (1,957)
Payable for Investments Purchased                                    (2,136)
Payable for Fund Shares Redeemed                                       (917)
Payable for Investment Advisory Fees                                   (644)
Payable for Administrative Fees                                         (15)
Payable for Distribution Fee -- Adviser Class                            (2)
Payable for Trustees' Deferred Compensation Plan -- Note F               (8)
Other Liabilities                                                       (45)
                                                                 ---------
                                                                      4,334
---------------------------------------------------------------------------
NET ASSETS (100%)                                                $  203,491
---------------------------------------------------------------------------

                                                                      VALUE
                                                                     (000)+
---------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------
NET ASSETS
Applicable to 8,046,416 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                $  193,469
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $    24.04
---------------------------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------------------------
NET ASSETS
Applicable to 417,317 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                $   10,022
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        $    24.02
---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                 $  330,228
 Undistributed Net Investment Income (Loss)                               6
 Undistributed Realized Net Gain (Loss)                            (104,704)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                       (22,039)
---------------------------------------------------------------------------
NET ASSETS                                                       $  203,491
---------------------------------------------------------------------------

+  See Note A1 to Financial Statements.
*  Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.

24

Portfolio Overview

SMALL CAP VALUE PORTFOLIO

The Small Cap Value Portfolio applies a value investment philosophy to the small-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. The Adviser generally keeps sector weights within five percentage points of those of the Russell 2000 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness.

The past twelve months were a volatile period for the equity markets. During the period, small-cap stocks, as represented by the Russell 2000 Index, declined over 20%. A slowing U.S. economy, disappointing corporate earnings, and the tragic events of September 11, 2001 plagued equity markets during the period. During January and April 2001 the smallest stocks based on market capitalization significantly outperformed large cap stocks due to the surprise interest rate cut announcements by the Federal Reserve. However, this strong performance was reversed following the annual Russell 2000 re-balancing on June 30, 2001 and after the tragic events of September 11th as investors sought stability and liquidity. Additionally, during the past twelve months, the valuation gap between growth and value stocks narrowed as value stocks outperformed growth led by strong gains within financial Services and weak performance within technology.

During the past twelve months the Portfolio returned -21.25% versus -21.21% for the Russell 2000 Index. Sector allocations contributed positively to performance while stock selection detracted from results. Stock selection was the strongest within consumer non durables and retail

Less-than-index exposure to technology contributed positively to performance although stock selection within the sector detracted from results. Additionally, stock selection within utilities and Transportation detracted from performance. Less-than-index exposure to telephone services contributed positively to performance while an overweight position in food & tobacco enhanced returns.

At fiscal year-end, the Portfolio maintained an underweight position in technology and consumer-related sectors due to a slowing U.S. economy. It is our view that the tragic events of September 11th will push back our economic recovery, although aggressive fiscal and monetary policies should stimulate the economy in the coming months. We anticipate that investors will continue to favor quality and liquidity during this uncertain environment.

[LINE GRAPH]
GROWTH OF A $1 MILLION INVESTMENT OVER 10 YEARS
AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/01*
---------------------------------------------------------------
SMALL CAP VALUE
-------------------------------------------------

                                    Institutional   Adviser
                                         [ ]           #       Russell 2000
-------------------------------------------------------------------------------
One Year                              (21.25%)      (21.46%)     (21.21%)
-------------------------------------------------------------------------------
Five Years                               7.99%         7.88%        4.54%
-------------------------------------------------------------------------------
Ten Years                               13.86%        13.80%       10.01%
-------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Generally speaking, small-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

[ ]Represents an investment in the Institutional Class.

#Represents an investment in the Adviser Class which commenced operations 1/22/99. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. Consequently, returns would have been lower for such periods.

*The Small Cap Value Portfolio commenced operations on 7/1/86. Total returns are compared to the Russell 2000 Index, an unmanaged market index.

2001 ANNUAL REPORT
September 30, 2001
                                                                              25

Statement of Net Assets

SMALL CAP VALUE PORTFOLIO
COMMON STOCKS (89.9%)

                                                                      VALUE
SEPTEMBER 30, 2001                                     SHARES        (000)+
---------------------------------------------------------------------------
BANKS (5.7%)
Associated BanCorp                                     13,700   $       464
City National Corp.                                    77,400         3,340
Colonial BancGroup, Inc.                              154,000         1,971
Compass Bancshares, Inc.                              252,900         6,583
Cullen/Frost Bankers, Inc.                            256,300         6,907
Fulton Financial Corp.                                195,500         4,369
Golden State Bancorp, Inc.                            220,200         6,694
Hibernia Corp, Class A                                325,900         5,328
Mercantile Bankshares Corp.                            70,187         2,786
New York Community Bancorp, Inc.                      261,700         6,074
Pacific Capital Bancorp                                64,900         1,880
Provident Bankshares Corp.                             48,200           998
Provident Financial Group, Inc.                       164,900         4,164
R & G Financial Corp.                                 184,100         3,167
Sovereign Bancorp, Inc.                               302,700         2,876
United Bankshares, Inc.                               148,500         4,010
---------------------------------------------------------------------------
GROUP TOTAL                                                          61,611
---------------------------------------------------------------------------
BASIC RESOURCES (7.9%)
Agnico-Eagle Mines Ltd.                             1,641,100        17,002
AK Steel Holding Corp.                                698,900         5,906
Boise Cascade Corp.                                   248,900         7,343
*Cytec Industries, Inc.                                69,400         1,607
*Freeport-McMoRan Copper & Gold, Inc., Class B      1,502,000        16,507
*Lone Star Technologies, Inc.                         103,500         1,283
Newmont Mining Corp.                                  345,300         8,149
*Pactiv Corp.                                         807,700        11,704
*Stillwater Mining Co.                                137,050         2,757
USX-U.S. Steel Group, Inc.                            533,500         7,458
Wellman, Inc.                                         431,300         4,981
---------------------------------------------------------------------------
GROUP TOTAL                                                          84,697
---------------------------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (2.6%)
Church & Dwight, Inc.                                  45,500         1,176
*Constellation Brands, Inc., Class A                  314,800        13,115
*Suiza Foods Corp.                                    209,700        13,240
---------------------------------------------------------------------------
GROUP TOTAL                                                          27,531
---------------------------------------------------------------------------
CONSUMER DURABLES (1.5%)
*Furniture Brands International, Inc.                 172,500         3,360
*Lear Corp.                                           198,700         5,369
*M.D.C. Holdings, Inc.                                 40,100         1,112
Polaris Industries, Inc.                               53,400         2,049
*Tower Automotive, Inc.                               558,400         4,004
---------------------------------------------------------------------------
GROUP TOTAL                                                          15,894
---------------------------------------------------------------------------
CONSUMER SERVICES (4.3%)
*Adelphia Communications Corp., Class A               132,100         2,933
*Alliance Atlantis Communications, Inc., Class B      309,400         3,001
*Bally Total Fitness Holding Corp.                    311,100         6,318
*Corinthian Colleges, Inc.                             44,600         1,504

                                                                      VALUE
                                                       SHARES        (000)+
---------------------------------------------------------------------------
*Edison Schools, Inc.                                 706,800   $    10,673
*R.H. Donnelley Corp.                                  84,000         2,194
Reynolds & Reynolds Co., Class A                      331,300         7,719
*Valassis Communications, Inc.                        352,550        11,250
---------------------------------------------------------------------------
GROUP TOTAL                                                          45,592
---------------------------------------------------------------------------
CREDIT & FINANCE/INVESTMENT COMPANIES (1.5%)
*Affliated Managers Group, Inc.                        73,200         4,159
Downey Financial Corp.                                208,700         9,210
PMI Group (The), Inc.                                  46,500         2,901
---------------------------------------------------------------------------
GROUP TOTAL                                                          16,270
---------------------------------------------------------------------------
ENERGY (4.9%)
*Chesapeake Energy Corp.                              477,600         2,698
Equitable Resources, Inc.                             293,500         8,808
*Key Energy Services, Inc.                            219,900         1,399
Ocean Energy, Inc.                                    479,564         7,817
Peabody Energy Corp.                                  232,300         5,598
Pogo Producing Co.                                    316,500         7,438
*Precision Drilling Corp.                             170,900         3,609
*Rowan Cos., Inc.                                     210,500         2,606
St. Mary Land & Exploration Co.                       181,700         2,895
Tidewater, Inc.                                       171,900         4,588
XTO Energy, Inc.                                      363,200         5,067
---------------------------------------------------------------------------
GROUP TOTAL                                                          52,523
---------------------------------------------------------------------------
FOOD, TOBACCO & OTHER (5.3%)
DIMON, Inc.                                           359,500         2,067
*Flowers Foods, Inc.                                   61,520         2,230
*Fresh Del Monte Produce, Inc.                        467,900         6,064
*NBTY, Inc.                                         1,777,600        23,393
Sensient Technologies Corp.                           530,100         9,876
*Smithfield Foods, Inc.                               324,800         6,837
Universal Corp.                                       199,100         6,644
---------------------------------------------------------------------------
GROUP TOTAL                                                          57,111
---------------------------------------------------------------------------
HEALTH CARE (14.4%)
Alpharma, Inc., Class A                               228,900         6,592
*Apria Healthcare Group, Inc.                         223,100         5,778
*Aviron                                               217,200         5,406
*Caremark Rx, Inc.                                    996,800        16,627
*Cell Genesys, Inc.                                   135,100         2,162
*Cell Pathways, Inc.                                  527,800         1,389
*Cell Therapeutics, Inc.                              275,700         6,631
*Cephalon, Inc.                                       176,000         8,779
*COR Therapeutics, Inc.                               189,200         4,282
*Covance, Inc.                                        108,800         1,949
*Coventry Health Care, Inc.                            96,400         2,275
D&K Healthcare Resources, Inc                          79,300         3,798
*Eclipsys Corp.                                       268,500         3,571
*Enzon, Inc.                                           31,400         1,601
*Health Net, Inc.                                     559,800        10,759
*InterMune, Inc                                       126,800         4,850

    The accompanying notes are an integral part of the financial statements.

SMALL CAP VALUE PORTFOLIO

26

                                                                      VALUE
                                                       SHARES        (000)+
---------------------------------------------------------------------------
HEALTH CARE (CONT'D)
*Neopharm, Inc.                                       222,600   $     3,127
*Noven Pharmaceuticals Inc.                            82,000         1,484
*Pharmaceutical Product Development, Inc.              77,400         2,267
*Pozen, Inc.                                          365,700         1,591
*Priority Healthcare Corp., Class B                    91,300         2,191
*Quest Diagnostics, Inc.                              106,300         6,559
*Regeneration Technologies, Inc.                      630,900         7,350
*Sepracor, Inc.                                        90,900         3,263
*STERIS Corp.                                         194,900         3,832
*SurModics, Inc.                                       37,500         1,498
*Telik, Inc.                                          424,100         2,757
*Titan Pharmaceuticals, Inc.                          325,400         2,034
*Transkaryotic Therapies, Inc.                        204,300         5,545
*Trigon Healthcare, Inc.                               85,400         5,594
*Universal Health Services, Inc., Class B             229,800        11,214
*Varian Medical Systems, Inc.                         112,800         7,236
---------------------------------------------------------------------------
GROUP TOTAL                                                         153,991
---------------------------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (10.7%)
*Alliant Techsystems, Inc.                             64,050         5,483
*American Power Conversion Corp.                      179,200         2,093
*American Tower Corp.                                 108,500         1,507
*Arbitron, Inc.                                        59,500         1,557
*Artesyn Technologies, Inc.                           119,200           648
*Astec Industries, Inc.                               233,100         3,033
*Bisys Group Inc                                       41,400         2,195
Cummins, Inc.                                         230,400         7,603
*Dycom Industries, Inc.                               187,200         2,172
Foster Wheeler Ltd.                                   238,000         1,190
*Intermagnetics General Corp.                          61,926         1,440
ITT Industries, Inc.                                  122,800         5,501
*KPMG Consulting, Inc.                                205,600         2,223
Manitowoc Co., Inc.                                   210,000         5,090
Martin Marietta Materials, Inc.                        70,800         2,769
*Midwest Express Holdings, Inc.                       149,500         1,585
National Service Industries, Inc.                     116,100         2,397
*Navistar International Corp.                         275,000         7,769
*OpenTV Corp.                                         111,600           560
Oshkosh Truck Corp.                                    88,500         3,205
Precision Castparts Corp.                             118,000         2,620
*Quanta Services, Inc.                                 88,300         1,258
*Republic Services, Inc., Class A                     494,800         8,016
Robbins & Myers, Inc.                                 147,500         3,636
*SCI Systems, Inc.                                    161,100         2,900
*Shaw Group, Inc. (The)                               160,300         4,516
Skywest, Inc.                                         127,000         2,123
*Spherion Corp.                                       139,500         1,004
Stewart & Stevenson Services, Inc.                    172,600         4,156
Teleflex, Inc.                                         69,800         2,610
*Titan Corp.                                          450,900         8,838
USFreightways Corp.                                   170,700         5,326

                                                                      VALUE
                                                       SHARES        (000)+
---------------------------------------------------------------------------
Wabash National Corp.                                 543,400   $     3,749
Werner Enterprises, Inc.                              250,125         4,182
---------------------------------------------------------------------------
GROUP TOTAL                                                         114,954
---------------------------------------------------------------------------
INSURANCE (4.2%)
Allmerica Financial Corp.                             118,200         5,301
American Financial Group, Inc.                        273,300         6,067
Everest Re Group Ltd.                                 128,600         8,320
HCC Insurance Holdings, Inc.                          139,600         3,671
*Max Re Capital Ltd.                                  174,200         2,491
Mercury General Corp.                                 154,400         6,130
Old Republic International Corp.                      247,500         6,487
PartnerRe, Ltd.                                       131,200         6,180
Reinsurance Group of America                           18,400           628
---------------------------------------------------------------------------
GROUP TOTAL                                                          45,275
---------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (7.2%)
AMB Property Corp.                                    270,400         6,625
Apartment Investment & Management Co.                 106,500         4,820
Arden Realty, Inc.                                    191,000         4,884
BRE Properties, Inc.                                  227,300         6,808
Cabot Industrial Trust                                283,400         5,810
Camden Property Trust                                 189,100         7,015
Developers Diversified Realty Corp.                   168,900         3,032
Duke Realty Corp.                                      74,366         1,762
General Growth Properties, Inc.                       197,900         6,881
Health Care Property Investors, Inc.                  154,100         5,925
Mack-Cali Realty Corp.                                166,100         5,149
Reckson Associates Realty Corp.                        62,000         1,497
Rouse Co.                                             174,900         4,227
*Security Capital Group Inc., Class B                 258,200         4,831
Shurgard Storage Centers, Inc.                        151,700         4,572
United Dominion Realty Trust, Inc.                    227,800         3,253
---------------------------------------------------------------------------
GROUP TOTAL                                                          77,091
---------------------------------------------------------------------------
RETAIL (4.5%)
*Barnes & Noble, Inc.                                 229,200         8,274
*Borders Group, Inc.                                  421,500         8,072
Darden Restaurants, Inc.                              178,700         4,691
*Electronics Boutique Holdings Corp.                   71,300         1,922
Fleming Cos., Inc.                                    108,400         3,198
*Global Sports, Inc.                                  543,100         6,327
*Pathmark Stores, Inc                                  86,300         2,054
*Reebok International Ltd.                             74,600         1,544
*Venator Group, Inc.                                  307,100         4,683
*Whole Foods Market, Inc.                             245,500         7,711
---------------------------------------------------------------------------
GROUP TOTAL                                                          48,476
---------------------------------------------------------------------------
TECHNOLOGY (10.4%)
*ADC Telecommunications, Inc.                         283,900           991
*Advanced Fibre Communications, Inc.                   38,000           555
*Aether Systems, Inc                                  393,000         2,464
*Allen Telecom, Inc.                                    1,600            14

    The accompanying notes are an integral part of the financial statements.

SMALL CAP VALUE PORTFOLIO

2001 ANNUAL REPORT
September 30, 2001
                                                                              27

                                                                      VALUE
                                                       SHARES        (000)+
---------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
*Amkor Technology, Inc.                               403,900   $     4,249
*Anadigics, Inc.                                      129,200         1,576
*Andrew Corp.                                          87,200         1,585
*Arrow Electronics, Inc.                               73,900         1,542
*ASML Holding N.V.                                    135,500         1,519
*Asyst Technologies, Inc.                             117,000         1,059
Avnet, Inc.                                            86,400         1,572
*Avocent Corp.                                         63,200           940
*BSQUARE Corp.                                         75,000           199
*Clarus Corp.                                         247,100           969
*Compuware Corp.                                      454,800         3,788
*Concurrent Computer Corp.                            418,500         3,800
*Conexant Systems, Inc.                               148,300         1,231
*++Diversinet Corp.                                   257,143           206
*E.piphany, Inc                                       411,200         1,748
*Emcore Corp.                                         128,400         1,099
*FSI International, Inc.                               44,800           446
*Harmonic, Inc.                                       391,300         3,170
Ikon Office Solutions Inc.                            275,700         2,128
*Integrated Circuit Systems, Inc.                       9,700           124
*Internet Security Systems, Inc.                      225,900         2,058
*Kulicke & Soffa Industries, Inc.                     174,800         1,905
*Lam Research Corp.                                   213,300         3,615
*LSI Logic Corp.                                      208,700         2,452
*Macromedia, Inc.                                     180,700         2,188
*Mentor Graphics Corp.                                122,500         1,688
*Metawave Communications Corp.                      1,437,000         3,880
*Microsemi Corp.                                       75,900         1,977
*MIPS Technologies, Inc., Class B                      13,100            79
National Data Corp.                                    78,400         2,822
*Network Associates, Inc.                             188,600         2,431
*Novell, Inc.                                         312,100         1,142
*Novellus Systems, Inc.                                55,800         1,594
*Optimal Robotics Corp.                                31,100           762
*Parlex Corp.                                          66,700           606
*Pinnacle Systems, Inc.                             2,478,200         7,212
*Polycom, Inc.                                        130,400         3,178
*Powerwave Technologies, Inc.                         379,700         4,526
*Quantum Corp.- DLT & Storage Systems                 278,600         2,273
*Rational Software Corp.                              221,900         1,922
*RF Micro Devices, Inc.                               188,600         3,135
*Saba Software Inc                                     98,700           195
*SanDisk Corp.                                        112,600         1,110
*Secure Computing Corp.                               284,100         2,767
*SonicWall, Inc.                                      136,200         1,618
*Stellent, Inc.                                       178,000         2,563
*Storage Technology Corp.                             231,200         2,902
*Stratos Lightwave, Inc.                              382,600         1,320
*Teradyne, Inc.                                       117,800         2,297

                                                                      VALUE
                                                       SHARES        (000)+
---------------------------------------------------------------------------
*Tibco Software, Inc.                                 341,100   $     2,504
*TranSwitch Corp.                                     365,100         1,117
*Triquint Semiconductor, Inc.                         234,900         3,756
*Varian Semiconductor Equipment Associates, Inc.       45,500         1,176
---------------------------------------------------------------------------
GROUP TOTAL                                                         111,744
---------------------------------------------------------------------------
UTILITIES (4.8%)
AGL Resources, Inc.                                   114,800         2,293
ALLETE, Inc.                                          140,000         3,590
*Covanta Energy Corp.                                 130,400         1,523
Energen Corp.                                         142,500         3,206
Hawaiian Electric Industries, Inc.                    121,900         4,754
Kansas City Power & Light Co.                         210,200         5,484
*Leap Wireless International, Inc.                    145,300         2,281
*Montana Power Co.                                    434,100         2,279
National Fuel Gas Co.                                 207,800         4,786
OGE Energy Corp.                                      127,800         2,795
Potomac Electric Power Co.                            577,700        12,686
Public Service Co. of New Mexico                       99,600         2,511
WGL Holdings, Inc.                                    113,800         3,060
---------------------------------------------------------------------------
GROUP TOTAL                                                          51,248
---------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,012,740)                               964,008
---------------------------------------------------------------------------
                                                       NO. OF
                                                     WARRANTS
                                                    ---------
WARRANTS (0.0%)
*@Cell Pathways, Inc., expiring 6/30/02 (Cost $0)     712,530            --
---------------------------------------------------------------------------
                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                    ---------
CASH EQUIVALENT (9.5%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.5%)
**J.P. Morgan Securities Inc., 3.00%, dated
 9/28/01, due 10/1/01 (Cost $102,118)               $ 102,118       102,118
---------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%) (Cost $1,114,858)                       1,066,126
---------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (0.6%)
Cash                                                                  2,066
Dividends Receivable                                                    594
Interest Receivable                                                      25
Receivable for Investments Sold                                      24,406
Receivable for Fund Shares Sold                                       4,090
Other Assets                                                             87
Payable for Investments Purchased                                   (21,865)
Payable for Fund Shares Redeemed                                       (237)
Payable for Investment Advisory Fees                                 (2,393)
Payable for Trustees' Deferred Compensation Plan -- Note F              (93)

    The accompanying notes are an integral part of the financial statements.

SMALL CAP VALUE PORTFOLIO

28

                                                                      VALUE
                                                                     (000)+
---------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (CONT'D)
Payable for Distribution Fees -- Adviser Class                  $       (37)
Other Liabilities                                                      (164)
                                                                -----------
                                                                      6,479
---------------------------------------------------------------------------
NET ASSETS (100%)                                               $ 1,072,605
---------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------
NET ASSETS
Applicable to 67,114,461 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $ 1,017,346
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $     15.16
---------------------------------------------------------------------------
ADVISER CLASS
---------------------------------------------------------------------------
NET ASSETS
Applicable to 3,652,551 outstanding shares of beneficial
 interest (unlimited authorization, no par value)               $    55,259
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                       $     15.13
---------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                                $ 1,260,063
 Undistributed Net Investment Income (Loss)                           3,592
 Undistributed Realized Net Gain (Loss)                            (142,318)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                       (48,732)
---------------------------------------------------------------------------
NET ASSETS                                                      $ 1,072,605
---------------------------------------------------------------------------

+  See Note A1 to Financial Statements.
*  Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
++ Security is fair valued by the Adviser.
@  Value is less than $500.

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001
                                                                              29

Portfolio Overview

STRATEGIC SMALL VALUE PORTFOLIO

The Strategic Small Value Portfolio applies a value investment philosophy to the small- and medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. The Adviser generally keeps sector weights within five percentage points of those of the Russell 2000 Value Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of equity professionals who specialize in the small- and mid-cap market segments.

The past twelve months were a volatile period for the equity markets. A slowing U.S. economy, disappointing corporate earnings, and the tragic events of September 11, 2001 contributed to market volatility during the period. Value stocks fared better than growth stocks as the valuation gap between growth and value stocks narrowed led by strong gains within financial services and weak performance within technology. During January and April 2001 the smallest stocks based on market capitalization significantly outperformed large cap stocks due to the surprise interest rate cut announcements by the Federal Reserve. However, this strong performance was reversed following the annual Russell 2000 re-balancing on June 30, 2001 and after the tragic events of September 11th as investors sought stability and liquidity.

During the past twelve months the Portfolio returned -0.60% versus 5.61% for the Russell 2000 Value Index. Sector allocations contributed positively to performance while stock selection detracted from results. Stock selection was the strongest within heavy industry, consumer durables, and beverage & personal products. Stock selection within energy, financial services, and technology dampened relative returns. Less-than-index exposure to telephone services enhanced relative returns as the sector was among the worst performers during the period.

At fiscal year-end, the Portfolio maintained an underweight position in Technology and consumer-related sectors due to a slowing U.S. economy. It is our view that the tragic events of September 11th will push back our economic recovery, although aggressive fiscal and monetary policies should stimulate the economy in the coming months. We anticipate that investors will continue to favor quality and liquidity during this uncertain environment.

[LINE GRAPH]
GROWTH OF A $1 MILLION INVESTMENT SINCE INCEPTION

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/01*
---------------------------------------------------------------
STRATEGIC SMALL VALUE
-------------------------------------------------

                                              Institutional   Russell 2000
                                                   [ ]        Value Index
------------------------------------------------------------------------------
One Year                                         (0.60%)          5.61%
------------------------------------------------------------------------------
Since Inception                                    4.42%         10.53%
------------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost. Generally speaking, small-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

[ ]Represents an investment in the Institutional Class.

Total returns for the Portfolio reflect expenses waived and/or reimbursed by the Adviser for certain periods. Without such waivers and/or reimbursements, total returns would have been lower.

*The Strategic Small Value Portfolio commenced operations on 6/30/00. Total returns are compared to the Russell 2000 Value Index, an unmanaged market index.

30

Statement of Net Assets

STRATEGIC SMALL VALUE PORTFOLIO
COMMON STOCKS (98.4%)

                                                                    VALUE
SEPTEMBER 30, 2001                                      SHARES     (000)+
-------------------------------------------------------------------------
BANKS (12.3%)
Astoria Financial Corp.                                    200   $     12
Bancorpsouth, Inc.                                         500          8
*BankUnited Financial Corp.                                500          7
Citizens Banking Corp.                                     300         10
Colonial BancGroup, Inc.                                 1,400         18
Cullen/Frost Bankers, Inc.                                 800         22
F.N.B. Corp.                                               400         11
FirstMerit Corp.                                           400          9
Fulton Financial Corp.                                     735         16
Independence Community Bank Corp.                          800         17
*IndyMac Bancorp, Inc.                                     400         11
MAF Bancorp, Inc.                                          300          9
Mercantile Bankshares Corp.                                400         16
National Penn Bancshares, Inc.                             210          5
New York Community Bancorp, Inc.                         1,125         26
Pacific Century Financial Corp.                            700         16
Provident Financial Group, Inc.                            300          8
Riggs National Corp.                                       800         12
*Silicon Valley Bancshares                                 300          6
Sky Financial Group, Inc.                                  400          8
Staten Island Bancorp, Inc.                                300          7
TCF Financial Corp.                                        200          9
Trustmark Corp.                                            500         11
Washington Federal, Inc.                                   400         10
Waypoint Financial Corp.                                   400          5
Westamerica Bancorp                                        300         11
-------------------------------------------------------------------------
GROUP TOTAL                                                           300
-------------------------------------------------------------------------
BASIC RESOURCES (4.4%)
AK Steel Holding Corp.                                   1,500         13
Albemarle Corp.                                            500         10
Ball Corp.                                                 200         12
Gibraltar Steel Corp.                                      500          8
*Ivex Packaging Corp.                                      700         12
*Lone Star Technologies, Inc.                              600          7
Millennium Chemicals, Inc.                                 600          6
*Pactiv Corp.                                            1,400         20
*Steel Dynamics, Inc.                                    1,400         14
USX-U.S. Steel Group, Inc.                                 300          4
-------------------------------------------------------------------------
GROUP TOTAL                                                           106
-------------------------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (3.9%)
Church & Dwight, Inc.                                      700         18
*Constellation Brands, Inc.                              1,300         54
Dean Foods Co.                                             500         23
-------------------------------------------------------------------------
GROUP TOTAL                                                            95
-------------------------------------------------------------------------

                                                                    VALUE
                                                        SHARES     (000)+
-------------------------------------------------------------------------
CONSUMER DURABLES (8.7%)
BorgWarner, Inc.                                           200   $      8
Centex Corp.                                               200          7
Cooper Tire & Rubber Co.                                   900         13
Crossmann Communities, Inc.                                400         10
D.R. Horton, Inc.                                          755         16
*Dal-Tile International, Inc.                            3,900         60
KB Home                                                    800         23
*Lear Corp.                                                300          8
Lennar Corp.                                               400         14
Pulte Homes, Inc.                                          200          6
*Quaker Fabric Corp.                                     1,400         10
*Rayovac Corp.                                             600          9
Snap-On, Inc.                                              700         16
*Tower Automotive, Inc.                                  1,500         11
-------------------------------------------------------------------------
GROUP TOTAL                                                           211
-------------------------------------------------------------------------
CONSUMER SERVICES (5.1%)
*Argosy Gaming Co.                                         900         24
*Aztar Corp.                                               700          9
*Bally Total Fitness Holding Corp.                       1,600         32
*GTECH Holdings Corp.                                      300         10
*SCP Pool Corp.                                          1,200         26
*Valassis Communications, Inc.                             600         19
*Watson Wyatt & Co. Holdings                               300          5
-------------------------------------------------------------------------
GROUP TOTAL                                                           125
-------------------------------------------------------------------------
CREDIT & FINANCE/INVESTMENT COMPANIES (4.2%)
Downey Financial Corp.                                     500         22
*Gabelli Asset Management, Inc., Class A                   400         15
GATX Corp.                                                 700         23
Radian Group, Inc.                                         300         12
Raymond James Financial, Inc.                              300          8
Southwest Securities Group, Inc.                           935         16
Westcorp                                                   400          7
-------------------------------------------------------------------------
GROUP TOTAL                                                           103
-------------------------------------------------------------------------
ENERGY (2.1%)
*ATP Oil & Gas Corp.                                     1,000          7
*Global Industries Ltd.                                    400          2
MDU Resources Group, Inc.                                  200          5
New Jersey Resources Corp.                                 100          5
*Patterson-UTI Energy, Inc.                                500          6
Southwest Gas Corp.                                        900         19
Tidewater, Inc.                                            300          8
-------------------------------------------------------------------------
GROUP TOTAL                                                            52
-------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STRATEGIC SMALL VALUE PORTFOLIO

2001 ANNUAL REPORT
September 30, 2001
                                                                              31

                                                                    VALUE
                                                        SHARES     (000)+
-------------------------------------------------------------------------
FOOD, TOBACCO & OTHER (1.7%)
Delta & Pine Land Co.                                      500   $      9
*Flowers Foods, Inc.                                       200          7
*NBTY, Inc.                                              1,100         14
Sensient Technologies Corp.                                600         11
-------------------------------------------------------------------------
GROUP TOTAL                                                            41
-------------------------------------------------------------------------
HEALTH CARE (5.7%)
*Abiomed, Inc.                                             500          9
Alpharma, Inc., Class A                                    500         14
*Cholestech Corp.                                          800         13
Cooper Cos., Inc.                                          300         14
*Edwards Lifesciences Corp.                                400          9
*Health Net, Inc.                                        1,000         19
*Med-Design Corp.                                          900         13
*Mid Atlantic Medical Services, Inc.                     1,000         21
*Orthodontic Centers of America, Inc.                      200          5
*Rightchoice Managed Care, Inc.                            300         15
*Sybron Dental Specialties, Inc.                           300          6
-------------------------------------------------------------------------
GROUP TOTAL                                                           138
-------------------------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (12.6%)
*Alaska Air Group, Inc.                                    300          6
*Arkansas Best Corp.                                     1,000         21
*Astec Industries, Inc.                                    700          9
*Atlantic Coast Airlines Holdings, Inc.                    500          7
*Casella Waste Systems, Inc. Class A                     1,300         14
Circor International, Inc.                               1,000         15
*EGL, Inc.                                                 600          5
*FMC Technologies, Inc.                                    300          3
Interpool, Inc.                                            300          4
Manitowoc Co., Inc.                                        600         15
*Mesa Air Group, Inc.                                    1,400          5
Milacron, Inc.                                           1,400         17
*National Processing, Inc.                                 600         17
Oshkosh Truck Corp.                                        900         33
Overseas Shipholding Group, Inc.                           500         11
Pentair, Inc.                                              600         18
*Shaw Group, Inc.                                        1,000         28
*Tetra Tech, Inc.                                        1,500         33
Tredegar Corp.                                           1,000         17
USFreightways Corp.                                        600         19
*UTI Worldwide, Inc.                                       600          9
-------------------------------------------------------------------------
GROUP TOTAL                                                           306
-------------------------------------------------------------------------

                                                                    VALUE
                                                        SHARES     (000)+
-------------------------------------------------------------------------
INSURANCE (7.4%)
Arthur J. Gallagher & Co.                                  400   $     14
Fidelity National Financial, Inc.                        1,430         38
First American Corp.                                       500         10
Harleysville Group, Inc.                                   500         12
HCC Insurance Holdings, Inc.                               600         16
Liberty Corp.                                              300         12
Old Republic International Corp.                           600         16
Safeco Corp.                                               700         21
Stancorp Financial Group, Inc.                             500         24
*Universal American Financial Corp.                      3,100         17
-------------------------------------------------------------------------
GROUP TOTAL                                                           180
-------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (11.5%)
Alexandria Real Estate Equities, Inc.                      500         20
AMB Property Corp.                                         500         12
Avalonbay Communities, Inc.                                400         19
Boston Properties, Inc.                                    300         11
Camden Property Trust                                      700         26
CarrAmerica Realty Corp.                                   300          9
Colonial Properties Trust                                  700         21
Developers Diversified Realty Corp.                        400          7
First Industrial Realty Trust                              300          9
Glimcher Realty Trust                                    1,200         19
Home Properties of N.Y., Inc.                              600         19
Kilroy Realty Corp.                                        400         10
Liberty Property Trust                                     600         17
Reckson Associates Realty Corp.                            400         10
Reckson Associates Realty Corp., Class B                   400         10
Redwood Trust, Inc.                                        600         14
Regency Centers Corp.                                      500         13
SL Green Realty Corp.                                      400         13
Smith (Charles E.) Residential Realty, Inc.                400         21
-------------------------------------------------------------------------
GROUP TOTAL                                                           280
-------------------------------------------------------------------------
RETAIL (6.5%)
*Chico's FAS, Inc.                                         600         14
*Factory 2-U Stores, Inc.                                  300          4
Fleming Cos., Inc.                                         300          9
*Genesco, Inc.                                             500          8
Hughes Supply, Inc.                                        600         13
*Michaels Stores, Inc.                                     300         11
*Oakley, Inc.                                              800         10
Pep Boys-Manny Moe & Jack                                1,200         13
Ruby Tuesday, Inc.                                         700         11
Talbots, Inc.                                              100          3

    The accompanying notes are an integral part of the financial statements.

STRATEGIC SMALL VALUE PORTFOLIO

32

                                                                    VALUE
                                                        SHARES     (000)+
-------------------------------------------------------------------------
RETAIL (CONT'D)
*Tropical Sportswear International Corp.                 2,000   $     34
*Venator Group, Inc.                                     1,800         28
-------------------------------------------------------------------------
GROUP TOTAL                                                           158
-------------------------------------------------------------------------
TECHNOLOGY (5.8%)
*Allen Telecom, Inc.                                       600          5
*Andrew Corp.                                              800         15
*Ascential Software Corp.                                2,800          9
Belden, Inc.                                               600         11
*Brooks Automation, Inc.                                   200          5
*ChipPAC, Inc.                                           1,600          4
*Cymer, Inc.                                               400          7
*Electronics for Imaging, Inc.                             500          8
*Fairchild Semiconductor International, Class A            400          6
*Kulicke & Soffa Industries, Inc.                          800          9
*Microsemi Corp.                                           200          5
National Data Corp.                                        400         14
*Network Associates, Inc.                                  600          8
*Photronics, Inc.                                          600         11
*Sybase, Inc.                                              800          8
*Triquint Semiconductor, Inc.                              500          8
*Varian, Inc.                                              300          8
-------------------------------------------------------------------------
GROUP TOTAL                                                           141
-------------------------------------------------------------------------
UTILITIES (6.5%)
Allete, Inc.                                               500         13
Cleco Corp.                                                800         17
*El Paso Electric Co.                                    1,100         14
Empire District Electric Co.                               200          4
Energen Corp.                                              400          9
OGE Energy Corp.                                           700         15
ONEOK, Inc.                                              1,200         20
*Orion Power Holdings, Inc.                              1,100         28
Philadelphia Suburban Corp.                                725         19
WGL Holdings, Inc.                                         700         19
-------------------------------------------------------------------------
GROUP TOTAL                                                           158
-------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $2,423)                                   2,394
-------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT      VALUE
                                                         (000)     (000)+
-------------------------------------------------------------------------
CASH EQUIVALENT (1.7%)
-------------------------------------------------------------------------
**REPURCHASE AGREEMENT (1.7%)
J.P. Morgan Securities Inc., 3.00%, dated 9/28/01,
 due 10/1/01 (Cost $41)                              $      41   $     41
-------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (Cost $2,464)                            2,435
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
Cash                                                                    3
Receivable for Investments Sold                                        12
Dividends Receivable                                                    4
Receivable from Investment Adviser                                     20
Payable for Investments Purchased                                    (23)
Other Liabilities                                                    (17)
                                                                 --------
                                                                      (1)
-------------------------------------------------------------------------
NET ASSETS (100%)                                                $  2,434
-------------------------------------------------------------------------
INSTITUTIONAL CLASS
-------------------------------------------------------------------------
NET ASSETS
Applicable to 231,684 outstanding shares of beneficial
 interest (unlimited authorization, no par value)                $  2,434
-------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          $10.51
-------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-In Capital                                                  $  2,354
Undistributed Net Investment Income (Loss)                             10
Undistributed Realized Net Gain (Loss)                                 99
Unrealized Appreciation (Depreciation) on Investment
 Securities                                                          (29)
-------------------------------------------------------------------------
NET ASSETS                                                         $2,434
-------------------------------------------------------------------------

+  See Note A1 to Financial Statements.
*  Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001
                                                                              33

Portfolio Overview

VALUE PORTFOLIO

The Value Portfolio combines a disciplined stock valuation process with the judgment gained through considerable experience in low P/E investing.

The difficult market environment for low P/E stocks, which negatively impacted the Portfolio's results in recent fiscal years, shifted dramatically during the year ending September 30, 2001. This year, the Fund's total return was 8.68% as compared to the -26.62% return for the S&P 500. Clearly, value investment strategies benefited from the unwinding of the new-economy investment bubble. The unraveling process, which began in March of 2000, has been dramatic. We believe that to a large extent, the new-economy investment theme, which paid little or no attention to the excessive valuation of high-flying technology and telecom stocks, has now been fully discredited. Investors apparently have adopted an appreciation for traditional value investing. In the Portfolio, sector selection and stock selection were both positive influences on the Portfolio's relative return with stock selection the most significant factor by about a three-to-one margin.

Sector selection was most positive in technology, where the Portfolio's underweight was a major contributor to relative returns. Our overweights in basic resources, consumer durables, financial services, and transportation also aided results. The Portfolio's exposure to the food & tobacco and beverages & personal products sectors, where the Portfolio is underweight relative to the index, were the most meaningful detractors.

Stock selection had the greatest impact on the Portfolio's strong performance. Here, our technology stocks were the best performers, followed by our individual holdings in heavy industry, health care, financial services and telephone services. Stock selection was a positive (or neutral) factor in virtually every industry group that our performance attribution analysis measures.

The Portfolio's investment strategy has consistently reflected a commitment to low P/E value investing. At fiscal year-end, the Portfolio's largest sector exposures included those with economic sensitivity such as consumer durables, heavy industry, and basic resources. Energy stocks now represent a significant portion of our low P/E investible universe and are likely to be accumulated on weakness. A non-cyclical sector overweight has been in financial services companies. The Portfolio's prior overweight in health care companies has been reduced in response to excellent performance in these names.

The Portfolio was negatively impacted by a slightly larger than market exposure to airline and insurance stocks in the aftermath of the terrorist attacks on New York and Washington. We trimmed a position in insurance holdings following the incident but have not made material overall changes in portfolio holdings or sector exposure. Prior to the events, we believed the Portfolio was well positioned, both in terms of cyclical exposure and valuation, to perform well for the balance of the year. Lower interest rates, certain economic statistics (NAPM survey for example) and consumer confidence statistics looked favorable for our holdings. Recent events will likely have the effect of postponing a return to stronger economic growth, but should not preclude it. A return of confidence and favorable earnings comparisons should be forthcoming, and we believe the Portfolio remains well positioned to benefit as this unfolds.

34

[LINE GRAPH]
GROWTH OF A $1 MILLION INVESTMENT OVER 10 YEARS

AVERAGE ANNUAL TOTAL RETURNS ENDED 9/30/01*
---------------------------------------------------------------
VALUE
----------------------------------------------------

                        Institutional   Investment   Adviser   S&P 500
                             [ ]            **          #       Index
--------------------------------------------------------------------------
One Year                    8.68%          8.46%      8.49%    (26.62%)
--------------------------------------------------------------------------
Five Years                  8.79%          8.62%      8.52%    10.22%
--------------------------------------------------------------------------
Ten Years                  13.25%         13.16%     13.11%    12.70%
--------------------------------------------------------------------------

Total returns are net of all fees. Total returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

[ ]Represents an investment in the Institutional Class.

**Represents an investment in the Investment Class which commenced operations 5/6/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class. Consequently, returns would have been lower for such periods.

#Represents an investment in the Adviser Class which commenced operations 7/17/96. Total returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 Fee applicable to the Adviser Class. It is expected that, over time, returns for the Adviser Class will be lower than for the Investment Class due to the higher expenses charged. Consequently, returns would have been lower for such periods.

Total returns for the Investment Class of the Portfolio reflect expenses reimbursed by the Adviser for certain periods. Without such reimbursements, total returns would have been lower.

*Total returns are compared to the S&P 500 Index, an unmanaged market index.

2001 ANNUAL REPORT
September 30, 2001
                                                                              35

Statement of Net Assets

VALUE PORTFOLIO
COMMON STOCKS (99.7%)

                                                                  VALUE
                SEPTEMBER 30, 2001                   SHARES      (000)+
--------------------------------------------------------------------------
BANKS (11.9%)
Bank of America Corp.                                 292,100  $    17,059
FleetBoston Financial Corp.                           591,258       21,433
JP Morgan Chase & Co.                                 698,009       23,837
PNC Financial Services Group                          339,000       19,408
Wachovia Corp.                                      1,046,813       32,451
Washington Mutual, Inc.                             1,393,800       53,633
Wells Fargo & Co.                                     185,500        8,246
--------------------------------------------------------------------------
GROUP TOTAL                                                        176,067
--------------------------------------------------------------------------
BASIC RESOURCES (8.6%)
Air Products & Chemicals, Inc.                        462,000       17,824
Dow Chemical Co.                                      255,600        8,374
Engelhard Corp.                                       955,600       22,074
IMC Global, Inc.                                      753,094        6,778
International Paper Co.                               342,500       11,919
Lubrizol Corp.                                        741,200       23,422
Praxair, Inc.                                         190,900        8,018
Rohm & Haas Co.                                       259,700        8,508
Solutia, Inc.                                         608,900        7,550
Weyerhaeuser Co.                                      267,900       13,049
--------------------------------------------------------------------------
GROUP TOTAL                                                        127,516
--------------------------------------------------------------------------
BEVERAGE & PERSONAL PRODUCTS (1.2%)
Fortune Brands, Inc.                                  526,400       17,634
--------------------------------------------------------------------------
CONSUMER DURABLES (6.4%)
Black & Decker Corp.                                  349,800       10,914
Dana Corp.                                            492,551        7,684
Ford Motor Co.                                      1,127,299       19,559
Masco Corp.                                           945,600       19,328
Maytag Corp.                                          356,100        8,774
Whirlpool Corp.                                       518,900       28,721
--------------------------------------------------------------------------
GROUP TOTAL                                                         94,980
--------------------------------------------------------------------------
CREDIT & FINANCE/INVESTMENT COMPANIES (4.4%)
Citigroup, Inc.                                       539,722       21,859
Fannie Mae                                            133,100       10,656
Freddie Mac                                           142,300        9,249
Household International, Inc.                         185,600       10,464
Providian Financial Corp.                             216,200        4,356
Radian Group, Inc.                                    225,600        8,686
--------------------------------------------------------------------------
GROUP TOTAL                                                         65,270
--------------------------------------------------------------------------
ENERGY (8.4%)
Amerada Hess Corp.                                    161,400       10,249
BP plc ADR                                            338,800       16,659
Chevron Corp.                                         267,800       22,696
*Conoco, Inc., Class B                                412,800       10,460

                                                                  VALUE
                                                     SHARES      (000)+
--------------------------------------------------------------------------
Kerr McGee Corp.                                      137,800  $     7,153
*Nabors Industries, Inc.                              627,400       13,157
Occidental Petroleum Corp.                            513,400       12,496
Texaco, Inc.                                          219,500       14,267
USX-Marathon Group, Inc.                              651,200       17,420
--------------------------------------------------------------------------
GROUP TOTAL                                                        124,557
--------------------------------------------------------------------------
HEALTH CARE (10.9%)
Beckman Coulter, Inc.                                 364,198       16,116
*Guidant Corp.                                        465,100       17,906
*Health Net, Inc.                                   2,428,084       46,668
*HEALTHSOUTH Corp.                                  4,826,100       78,472
Rockwell Collins                                      201,100        2,856
--------------------------------------------------------------------------
GROUP TOTAL                                                        162,018
--------------------------------------------------------------------------
HEAVY INDUSTRY/TRANSPORTATION (16.0%)
*AMR Corp.                                            476,880        9,127
Burlington Northern Santa Fe Corp.                    242,500        6,487
Caterpillar, Inc.                                     224,300       10,049
CNF, Inc.                                             394,900        9,016
Cooper Industries, Inc.                               242,000       10,036
Cummins, Inc.                                         701,586       23,152
Delta Air Lines, Inc.                                 388,100       10,226
Dover Corp.                                           184,900        5,567
Eaton Corp.                                           268,702       15,910
Honeywell International, Inc.                         279,700        7,384
Illinois Tool Works, Inc.                             144,500        7,819
Ingersoll-Rand Co.                                    222,700        7,527
*Navistar International Corp.                         613,100       17,320
Parker-Hannifin Corp.                               1,059,737       36,508
Rockwell International Corp.                          201,100        2,952
Tecumseh Products Co., Class A                        268,376       12,219
Textron, Inc.                                         135,600        4,558
TRW, Inc.                                             215,618        6,430
Tyco International Ltd.                               439,900       20,015
Waste Management, Inc.                                542,700       14,512
--------------------------------------------------------------------------
GROUP TOTAL                                                        236,814
--------------------------------------------------------------------------
INSURANCE (9.2%)
Ace Ltd.                                              142,100        4,102
Allstate Corp.                                        529,340       19,771
Everest Re Group Ltd.                                 283,491       18,342
Hartford Financial Services Group, Inc.               422,506       24,818
MGIC Investment Corp.                                 317,400       20,739
St. Paul Cos., Inc.                                   809,700       33,376
UnumProvident Corp.                                   576,900       14,567
--------------------------------------------------------------------------
GROUP TOTAL                                                        135,715
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

VALUE PORTFOLIO

36

                                                                  VALUE
                                                     SHARES      (000)+
--------------------------------------------------------------------------
RETAIL (5.7%)
Albertson's, Inc.                                     268,000  $     8,544
Liz Claiborne, Inc.                                   566,300       21,350
*Toys 'R' Us, Inc.                                    526,651        9,074
*Tricon Global Restaurants, Inc.                      660,700       25,913
V.F. Corp.                                            682,006       19,962
--------------------------------------------------------------------------
GROUP TOTAL                                                         84,843
--------------------------------------------------------------------------
TECHNOLOGY (8.5%)
*Arrow Electronics, Inc.                              562,500       11,734
Avnet, Inc.                                           623,200       11,336
*Axcelis Technologies, Inc.                           357,588        3,379
Computer Associations International, Inc.           1,400,600       36,051
First Data Corp.                                      197,000       11,477
*Lexmark International Group, Inc., Class A           484,700       21,671
*Quantum Corp. -- DLT & Storage Systems             3,106,700       25,351
*Sabre Holdings Corp.                                 162,081        4,334
--------------------------------------------------------------------------
GROUP TOTAL                                                        125,333
--------------------------------------------------------------------------
UTILITIES (8.5%)
AT&T Corp.                                            390,100        7,529
Duke Energy Corp.                                     170,944        6,470
Reliant Energy, Inc.                                  569,400       14,986
SBC Communications, Inc.                              500,700       23,593
Verizon Communications, Inc.                          375,960       20,343
*WorldCom, Inc. -- WorldCom Group                   3,528,100       53,063
--------------------------------------------------------------------------
GROUP TOTAL                                                        125,984
--------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,451,410)                            1,476,731
--------------------------------------------------------------------------

                                                         FACE
                                                       AMOUNT
                                                        (000)
                                                    ---------
CASH EQUIVALENT (0.0%)
--------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.0%)
**J.P. Morgan Securities Inc., 3.00%, dated
 9/28/01, due 10/1/01 (Cost $858)                   $     858          858
--------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%) (Cost $1,452,268)                      1,477,589
--------------------------------------------------------------------------

                                                                     VALUE
                                                                    (000)+
--------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (0.3%)
Cash                                                           $       373
Dividends Receivable                                                 1,289
Receivable for Investments Sold                                      9,660
Receivable for Fund Shares Sold                                      7,499
Investments Held as Collateral for Loaned Securities               145,246
Other Assets                                                           234
Payable for Fund Shares Redeemed                                   (10,097)
Payable for Investments Purchased                                   (2,315)
Payable for Investment Advisory Fees                                (2,166)
Payable for Trustees' Deferred Compensation Plan -- Note F            (225)
Payable for Distribution Fee -- Adviser Class                         (181)
Payable for Administrative Fees                                       (105)
Payable for Shareholder Servicing Fee -- Investment Class               (5)
Collateral on Securities Loaned, at Value                         (145,246)
Other Liabilities                                                     (192)
                                                               -----------
                                                                     3,769
--------------------------------------------------------------------------
NET ASSETS (100%)                                              $ 1,481,358
--------------------------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------------------------
NET ASSETS
Applicable to 47,528,446 outstanding shares of beneficial
 interest (unlimited authorization, no par value)              $   656,007
--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      $     13.80
--------------------------------------------------------------------------
INVESTMENT CLASS
--------------------------------------------------------------------------
NET ASSETS
Applicable to 1,416,475 outstanding shares of beneficial
 interest (unlimited authorization, no par value)              $    19,552
--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      $     13.80
--------------------------------------------------------------------------
ADVISER CLASS
--------------------------------------------------------------------------
NET ASSETS
Applicable to 58,491,018 outstanding shares of beneficial
 interest (unlimited authorization, no par value)              $   805,799
--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      $     13.78
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

VALUE PORTFOLIO

2001 ANNUAL REPORT
September 30, 2001
                                                                              37

                                                                  VALUE
                                                                 (000)+
--------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid-In Capital                                               $ 1,499,401
 Undistributed Net Investment Income (Loss)                          4,564
 Undistributed Realized Net Gain (Loss)                            (47,928)
 Unrealized Appreciation (Depreciation) on Investment
   Securities                                                       25,321
--------------------------------------------------------------------------
NET ASSETS                                                      $1,481,358
--------------------------------------------------------------------------

+   See Note A1 to Financial Statements.
*   Non-income producing security
** The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
ADR American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

38

Statement of Operations
For the Year Ended September 30, 2001

                                                                             MID CAP       MID CAP       MID CAP
                                                               EQUITY        GROWTH       GROWTH II       VALUE
                       (IN THOUSANDS)                         PORTFOLIO     PORTFOLIO     PORTFOLIO*    PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                     $   6,530    $     4,703    $        3    $  11,321
Interest                                                            722          3,950             5        4,595
---------------------------------------------------------------------------------------------------------------------
Total Income                                                      7,252          8,653             8       15,916
---------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Services -- Note B                            2,736         12,210            22       11,145
Less: Waived Fees                                                    --             --           (22)          --
Administrative Fee -- Note C                                        438          1,954             2        1,188
Custodian Fee -- Note E                                              83            133            23           94
Audit Fee                                                            24             24            10           24
Legal Fee                                                             8             28            --           22
Filing & Registration Fees                                           58            199             1          112
Shareholder Servicing Fee -- Investment Class shares -- Note
  D                                                                  --             --            --           65
Distribution Fees -- Adviser Class shares -- Note D                  18          2,218            --          287
Other Expenses                                                       53            298             3          127
Expenses Reimbursed by Adviser                                       --             --           (12)          --
---------------------------------------------------------------------------------------------------------------------
Total Expenses                                                    3,418         17,064            27       13,064
---------------------------------------------------------------------------------------------------------------------
Expense Offset -- Note E                                            (20)          (133)           (1)         (62)
---------------------------------------------------------------------------------------------------------------------
Net Expenses                                                      3,398         16,931            26       13,002
---------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                      3,854         (8,278)          (18)       2,914
---------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities                                           (73,665)      (943,605)       (2,227)     (81,845)
---------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                          (118,693)      (761,374)         (533)    (260,664)
---------------------------------------------------------------------------------------------------------------------
Net Gain (Loss)                                                (192,358)    (1,704,979)       (2,760)    (342,509)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $(188,504)   $(1,713,257)   $   (2,778)   $(339,595)
---------------------------------------------------------------------------------------------------------------------

*  Commencement of Operations was December 28, 2000.

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001
                                                                              39

Statement of Operations
For the Year Ended September 30, 2001

                                                              SMALL CAP    SMALL CAP     STRATEGIC
                                                               GROWTH        VALUE      SMALL VALUE      VALUE
(IN THOUSANDS)                                                PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                     $     139    $  12,941    $        43     $23,994
Interest                                                            287        4,438              8       4,925
--------------------------------------------------------------------------------------------------------------------
Total Income                                                        426       17,379             51      28,919
--------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Services -- Note B                            2,932        9,480             27       7,763
Less: Waived Fees                                                    --           --            (27)         --
Administrative Fee -- Note C                                        235        1,010              2       1,242
Custodian Fee -- Note E                                              49          120              9          86
Audit Fee                                                            21           25             22          36
Legal Fee                                                             8           23             --          30
Filing & Registration Fees                                           51           68             19         166
Shareholder Servicing Fee -- Investment Class shares -- Note
  D                                                                  --           --             --          22
Distribution Fees -- Adviser Class shares -- Note D                  21          146             --       1,894
Other Expenses                                                       48          145              2         243
Expenses Reimbursed by Adviser                                       --           --            (22)         --
--------------------------------------------------------------------------------------------------------------------
Total Expenses                                                    3,365       11,017             32      11,482
--------------------------------------------------------------------------------------------------------------------
Expense Offset -- Note E                                            (49)         (61)            --         (86)
--------------------------------------------------------------------------------------------------------------------
Net Expenses                                                      3,316       10,956             32      11,396
--------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                     (2,890)       6,423             19      17,523
--------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities                                           (99,731)    (131,934)            99      59,141
--------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities                                          (115,455)    (166,989)          (132)    (26,660)
--------------------------------------------------------------------------------------------------------------------
Net Gain (Loss)                                                (215,186)    (298,923)           (33)     32,481
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $(218,076)   $(292,500)   $       (14)    $50,004
--------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

40

Statement of Changes in Net Assets

                                                                                                            MID CAP GROWTH II
                                                          EQUITY PORTFOLIO     MID CAP GROWTH PORTFOLIO             PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          DECEMBER 28, 2000*
                                                          YEAR ENDED                 YEAR ENDED                   TO
                                                        SEPTEMBER 30,               SEPTEMBER 30,            SEPTEMBER 30,
(IN THOUSANDS)                                        2000         2001          2000          2001              2001
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)                       $   1,896    $   3,854    $   (6,391)   $    (8,278)  $               (18)
 Realized Net Gain (Loss)                             108,194      (73,665)      363,641       (943,605)               (2,227)
 Change in Unrealized Appreciation
 (Depreciation)                                        16,826     (118,693)      357,764       (761,374)                 (533)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets Resulting
 from Operations                                      126,916     (188,504)      715,014     (1,713,257)               (2,778)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS -- NOTE A10
INSTITUTIONAL CLASS:
 Net Investment Income                                 (1,798)      (3,577)           --             --                    --
 Realized Net Gain                                   (194,869)     (22,555)     (150,641)            --                    --
 In Excess of Realized Net Gain                            --      (79,136)           --       (231,665)                   --
INVESTMENT CLASS#:
 Net Investment Income                                     (1)          --            --             --                    --
 Realized Net Gain                                       (274)          --            --             --                    --
ADVISER CLASS:
 Net Investment Income                                     (2)         (38)           --             --                    --
 Realized Net Gain                                       (629)        (319)      (53,376)            --                    --
 In Excess of Realized Net Gain                            --       (1,122)           --       (134,466)                   --
---------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                 (197,573)    (106,747)     (204,017)      (366,131)                   --
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
 Issued                                                92,710      186,991     1,442,060        675,228                 6,730
 In Lieu of Cash Distributions                        190,400      103,985       144,239        221,069                    --
 Redeemed                                            (233,314)    (211,977)     (631,836)      (616,472)               (1,452)
INVESTMENT CLASS#:
 In Lieu of Cash Distributions                            275           --            --             --                    --
 Redeemed                                              (1,188)          --            --             --                    --
ADVISER CLASS:
 Issued                                                 3,761        8,364       636,003        522,865                    --
 In Lieu of Cash Distributions                            631        1,479        52,577        133,123                    --
 Redeemed                                              (1,203)      (9,583)     (113,567)      (225,897)                   --
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) from Capital Share
 Transactions                                          52,072       79,259     1,529,476        709,916                 5,278
---------------------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                            (18,585)    (215,992)    2,040,473     (1,369,472)                2,500
NET ASSETS:
 Beginning of Period                                  638,702      620,117     1,048,971      3,089,444                    --
---------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                       $ 620,117    $ 404,125    $3,089,444    $ 1,719,972   $             2,500
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001
                                                                              41

Statement of Changes in Net Assets (cont'd)

                                                                                                            MID CAP GROWTH II
                                                          EQUITY PORTFOLIO     MID CAP GROWTH PORTFOLIO             PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          DECEMBER 28, 2000*
                                                          YEAR ENDED                 YEAR ENDED                   TO
                                                        SEPTEMBER 30,               SEPTEMBER 30,            SEPTEMBER 30,
(IN THOUSANDS)                                        2000         2001          2000          2001              2001
---------------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income (loss)
 included in end of period net assets               $     893    $   1,128    $       --    $        --   $                --
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
INSTITUTIONAL CLASS:
 Shares Issued                                          5,070       15,047        43,878         29,986                   719
 In Lieu of Cash Distributions                         11,625        8,414         5,005          9,641                    --
 Shares Redeemed                                      (13,178)     (17,710)      (19,341)       (27,829)                 (203)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Institutional Class
 Shares Outstanding                                     3,517        5,751        29,542         11,798                   516
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS#:
 In Lieu of Cash Distributions                             17           --            --             --                    --
 Shares Redeemed                                          (67)          --            --             --                    --
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Investment Class
 Shares Outstanding                                       (50)          --            --             --                    --
---------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
 Shares Issued                                            212          596        19,541         21,770                    --
 In Lieu of Cash Distributions                             39          120         1,839          5,877                    --
 Shares Redeemed                                          (66)        (899)       (3,509)       (10,800)                   --
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Adviser Class Shares
 Outstanding                                              185         (183)       17,871         16,847                    --
---------------------------------------------------------------------------------------------------------------------------------

* Commencement of Operations

# The Investment class of the Equity Portfolio ceased operations as of June 1, 2000.

    The accompanying notes are an integral part of the financial statements.

42

                                                                    MID CAP                 SMALL CAP                   SMALL CAP
                                                            VALUE PORTFOLIO          GROWTH PORTFOLIO             VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                                        SEPTEMBER 30,              SEPTEMBER 30,              SEPTEMBER 30,
(IN THOUSANDS)                                        2000          2001         2000         2001          2000          2001
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)                      $    3,097    $    2,914    $  (2,784)   $  (2,890)   $    5,166    $    6,423
 Realized Net Gain (Loss)                             167,559       (81,845)      24,174      (99,731)       91,380      (131,934)
 Change in Unrealized Appreciation
 (Depreciation)                                       118,977      (260,664)      81,574     (115,455)      101,247      (166,989)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
 Resulting from Operations                            289,633      (339,595)     102,964     (218,076)      197,793      (292,500)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS -- NOTE A10
INSTITUTIONAL CLASS:
 Net Investment Income                                 (2,940)       (4,511)          --           --        (7,001)       (4,214)
 Realized Net Gain                                    (98,165)      (72,292)     (20,468)          --       (68,195)           --
 In Excess of Realized Net Gain                            --      (103,254)          --      (21,242)           --      (100,871)
INVESTMENT CLASS:
 Net Investment Income                                    (37)          (62)          --           --            --            --
 Realized Net Gain                                     (2,499)       (1,613)          --           --            --            --
 In Excess of Realized Net Gain                            --        (2,304)          --           --            --            --
ADVISER CLASS:+
 Net Investment Income                                    (79)         (209)          --           --          (149)          (86)
 Realized Net Gain                                     (5,142)       (6,697)          --           --        (1,641)           --
 In Excess of Realized Net Gain                            --        (9,566)          --           --            --        (4,626)
---------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                 (108,862)     (200,508)     (20,468)     (21,242)      (76,986)     (109,797)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
 Issued                                               711,537       422,108      547,479      199,085       571,381       402,884
 In Lieu of Cash Distributions                         92,684       175,179       18,296       19,516        72,087       101,778
 Redeemed                                            (317,626)     (394,048)    (303,602)    (226,594)     (390,031)     (373,128)
INVESTMENT CLASS:
 Issued                                                16,804        42,305           --           --            --            --
 In Lieu of Cash Distributions                          2,117         3,725           --           --            --            --
 Redeemed                                             (18,527)      (14,995)          --           --            --            --
ADVISER CLASS:+
 Issued                                                65,295       102,595           --       18,455        39,376        39,030
 In Lieu of Cash Distributions                          4,843        16,347           --           --         1,789         4,712
 Redeemed                                             (22,290)      (68,006)          --       (5,551)      (12,276)      (17,253)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) from Capital Share
 Transactions                                         534,837       285,210      262,173        4,911       282,326       158,023
---------------------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                            715,608      (254,893)     344,669     (234,407)      403,133      (244,274)
NET ASSETS:
 Beginning of Period                                  786,848     1,502,456       93,229      437,898       913,746     1,316,879
---------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                      $1,502,456    $1,247,563    $ 437,898    $ 203,491    $1,316,879    $1,072,605
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001
                                                                              43

Statement of Changes in Net Assets (cont'd)

                                                                    MID CAP                 SMALL CAP                   SMALL CAP
                                                            VALUE PORTFOLIO          GROWTH PORTFOLIO             VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                          YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                                        SEPTEMBER 30,              SEPTEMBER 30,              SEPTEMBER 30,
(IN THOUSANDS)                                        2000          2001         2000         2001          2000          2001
---------------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income (loss)
 included in end of period net assets              $    3,073    $    1,196    $      --    $       6    $    2,844    $    3,592
---------------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
INSTITUTIONAL CLASS:
 Shares Issued                                         31,117        20,217       10,932        5,712        26,596        21,872
 In Lieu of Cash Distributions                          4,550         8,906          412          583         3,849         5,766
 Shares Redeemed                                      (13,801)      (19,124)      (5,963)      (6,518)      (18,734)      (20,449)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Institutional Class
 Shares Outstanding                                    21,866         9,999        5,381         (223)       11,711         7,189
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
 Shares Issued                                            747         2,081           --           --            --            --
 In Lieu of Cash Distributions                            104           190           --           --            --            --
 Shares Redeemed                                         (822)         (720)          --           --            --            --
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Investment Class
 Shares Outstanding                                        29         1,551           --           --            --            --
---------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:+
 Shares Issued                                          2,810         4,826           --          622         1,863         2,089
 In Lieu of Cash Distributions                            238           831           --           --            95           267
 Shares Redeemed                                         (967)       (3,343)          --         (205)         (568)         (959)
---------------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Adviser Class
 Shares Outstanding                                     2,081         2,314           --          417         1,390         1,397
---------------------------------------------------------------------------------------------------------------------------------

+ The Small Cap Growth Portfolio began offering Adviser Class shares on January
  11, 2001.

    The accompanying notes are an integral part of the financial statements.

44

                                                                                STRATEGIC SMALL
                                                                                VALUE PORTFOLIO           VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                 JUNE 30, 2000*
                                                                             TO      YEAR ENDED                YEAR ENDED
                                                                  SEPTEMBER 30,   SEPTEMBER 30,             SEPTEMBER 30,
(IN THOUSANDS)                                                             2000            2001         2000         2001
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)                                 $               6   $          19   $   13,225   $   17,523
 Realized Net Gain (Loss)                                                    (2)             99      (83,973)      59,141
 Change in Unrealized Appreciation (Depreciation)                           103            (132)     147,319      (26,660)
-----------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets Resulting from
 Operations                                                                 107             (14)      76,571       50,004
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS -- NOTE A10
INSTITUTIONAL CLASS:
 Net Investment Income                                                       --             (11)     (12,262)      (9,531)
 Realized Net Gain                                                           --              --      (25,846)          --
 In Excess of Realized Net Gain                                              --              --      (85,794)          --
INVESTMENT CLASS:
 Net Investment Income                                                       --              --          (91)        (130)
 Realized Net Gain                                                           --              --         (240)          --
 In Excess of Realized Net Gain                                              --              --         (797)          --
ADVISER CLASS:
 Net Investment Income                                                       --              --       (2,959)      (6,335)
 Realized Net Gain                                                           --              --       (6,169)          --
 In Excess of Realized Net Gain                                              --              --      (20,478)          --
-----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                                         --             (11)    (154,636)     (15,996)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
 Issued                                                                   2,399             202      312,026      310,323
 In Lieu of Cash Distributions                                               --              11      115,045        8,959
 Redeemed                                                                    --            (260)    (749,814)    (412,866)
INVESTMENT CLASS:
 Issued                                                                      --              --        8,807       44,383
 In Lieu of Cash Distributions                                               --              --        1,055          119
 Redeemed                                                                    --              --      (14,802)     (27,864)
ADVISER CLASS:                                                               --
 Issued                                                                      --              --      298,268      858,253
 In Lieu of Cash Distributions                                               --              --       28,994        6,294
 Redeemed                                                                    --              --     (268,601)    (336,676)
-----------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) from Capital Share Transactions                  2,399             (47)    (269,022)     450,925
-----------------------------------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                                    $           2,506   $         (72)  $ (347,087)  $  484,933
NET ASSETS:
 Beginning of Period                                                         --           2,506    1,343,512      996,425
-----------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                 $           2,506   $       2,434   $  996,425   $1,481,358
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001
                                                                              45

Statement of Changes in Net Assets (cont'd)

                                                                                STRATEGIC SMALL
                                                                                VALUE PORTFOLIO           VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                 JUNE 30, 2000*
                                                                             TO      YEAR ENDED                YEAR ENDED
                                                                  SEPTEMBER 30,   SEPTEMBER 30,             SEPTEMBER 30,
(IN THOUSANDS)                                                             2000            2001         2000         2001
-----------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment income (loss) included in end
 of period net assets                                         $               6   $          10   $    3,037   $    4,564
-----------------------------------------------------------------------------------------------------------------------------
(1) Shares Issued and Redeemed
INSTITUTIONAL CLASS:
 Shares Issued                                                              236              19       25,445       21,360
 In Lieu of Cash Distributions                                               --               1        9,841          636
 Shares Redeemed                                                             --             (24)     (60,973)     (28,189)
-----------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Institutional Class Shares
 Outstanding                                                                236              (4)     (25,687)      (6,193)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
 Shares Issued                                                               --              --          722        2,972
 In Lieu of Cash Distributions                                               --              --           90            8
 Shares Redeemed                                                             --              --       (1,208)      (1,880)
-----------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Investment Class Shares
 Outstanding                                                                 --              --         (396)       1,100
-----------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
 Shares Issued                                                               --              --       23,931       58,109
 In Lieu of Cash Distributions                                               --              --        2,483          435
 Shares Redeemed                                                             --              --      (21,681)     (23,544)
-----------------------------------------------------------------------------------------------------------------------------
 Net Increase (Decrease) in Adviser Class Shares Outstanding                 --              --        4,733       35,000
-----------------------------------------------------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

46

Financial Highlights
EQUITY PORTFOLIO
Institutional Class

                                                                               YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   1997        1998       1999       2000       2001
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    25.67   $  29.45   $  20.44   $  19.82   $  17.28
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                             0.36       0.24       0.14       0.05+      0.09+
  Net Realized and Unrealized Gain (Loss) on Investments            8.22      (1.04)      5.24       3.53      (4.78)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                8.58      (0.80)      5.38       3.58      (4.69)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                            (0.40)     (0.28)     (0.17)     (0.05)     (0.09)
  Realized Net Gain                                                (4.40)     (7.93)     (5.83)     (6.07)     (0.61)
  In Excess of Realized Net Gain                                      --         --         --         --      (2.14)
------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (4.80)     (8.21)     (6.00)     (6.12)     (2.84)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $    29.45   $  20.44   $  19.82   $  17.28   $   9.75
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      38.46%    (2.66%)     30.15%     19.83%   (30.58%)
------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $1,312,547   $872,662   $635,593   $615,078   $403,062
Ratio of Expenses to Average Net Assets(1)                         0.60%      0.61%      0.62%      0.61%      0.62%
Ratio of Net Investment Income to Average Net Assets               1.30%      0.94%      0.64%      0.27%      0.71%
Portfolio Turnover Rate                                              85%        77%       103%       211%       160%
------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                  0.59%      0.59%      0.60%      0.61%      0.62%
------------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                              JANUARY 16, 1998**
                                                                      TO
                                                                 SEPTEMBER 30          YEAR ENDED SEPTEMBER 30,
                                                                     1998           1999      2000       2001
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $            20.50   $ 20.42   $ 19.79   $   17.24
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                     0.10      0.11      0.01+       0.06+
  Net Realized and Unrealized Gain (Loss) on Investments                   (0.09)     5.21      3.53       (4.78)
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                        0.01      5.32      3.54       (4.72)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                    (0.09)    (0.12)    (0.02)      (0.06)
  Realized Net Gain                                                           --     (5.83)    (6.07)      (0.61)
  In Excess of Realized Net Gain                                              --        --        --       (2.14)
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                    (0.09)    (5.95)    (6.09)      (2.81)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $            20.42   $ 19.79   $ 17.24   $    9.71
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (0.02%)    29.80%    19.58%    (30.81%)
--------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $              373   $ 2,123   $ 5,039   $   1,063
Ratio of Expenses to Average Net Assets(2)                                 0.88%*    0.87%     0.86%       0.86%
Ratio of Net Investment Income to Average Net Assets                       0.65%*    0.34%     0.04%       0.48%
Portfolio Turnover Rate                                                      77%      103%      211%        160%
--------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                          0.82%*    0.85%     0.86%       0.86%
--------------------------------------------------------------------------------------------------------------------

*  Annualized
** Initial offering of Adviser Class shares
+  Per share amount is based on average shares outstanding.
    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001
                                                                              47

Financial Highlights
MID CAP GROWTH PORTFOLIO
Institutional Class

                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1997       1998       1999        2000         2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  20.53   $  21.84   $  18.62   $    25.77   $    35.15
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                   (0.01)     (0.03)     (0.01)       (0.06)       (0.05)
  Net Realized and Unrealized Gain (Loss) on Investments          4.75       0.24      10.65        13.71       (16.44)
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              4.74       0.21      10.64        13.65       (16.49)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                             --         --      (0.00)++         --          --
  Realized Net Gain                                              (3.43)     (3.43)     (3.49)       (4.27)          --
  In Excess of Realized Net Gain                                    --         --         --           --        (3.86)
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (3.43)     (3.43)     (3.49)       (4.27)       (3.86)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  21.84   $  18.62   $  25.77   $    35.15   $    14.80
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    28.05%      2.00%     64.27%       56.60%     (50.80%)
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $446,963   $429,955   $785,659   $2,109,750   $1,063,186
Ratio of Expenses to Average Net Assets(1)                       0.63%      0.62%      0.62%        0.62%        0.61%
Ratio of Net Investment Income to Average Net Assets            (0.07%)    (0.13%)    (0.07%)      (0.21%)      (0.25%)
Portfolio Turnover Rate                                           134%       172%       208%         169%         145%
--------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                0.61%      0.60%      0.60%        0.61%        0.60%
--------------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                              JANUARY 31 1997**
                                                                      TO
                                                                SEPTEMBER 30,                YEAR ENDED SEPTEMBER 30,
                                                                     1997           1998       1999       2000       2001
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $            17.04   $ 21.81   $  18.55   $  25.59   $  34.79
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                             (0.02)    (0.03)     (0.05)     (0.09)     (0.10)
  Net Realized and Unrealized Gain (Loss) on Investments                    4.79      0.20      10.58      13.56     (16.24)
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                        4.77      0.17      10.53      13.47     (16.34)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Realized Net Gain                                                           --     (3.43)     (3.49)     (4.27)        --
  In Excess of Realized Net Gain                                              --        --         --         --      (3.86)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $            21.81   $ 18.55   $  25.59   $  34.79   $  14.59
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              27.99%     1.79%     63.87%     56.24%   (50.91%)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $            1,200   $51,058   $263,312   $979,694   $656,786
Ratio of Expenses to Average Net Assets(2)                                 0.88%*    0.87%      0.88%      0.87%      0.86%
Ratio of Net Investment Income to Average Net Assets                      (0.41%)*  (0.25%)    (0.31%)    (0.46%)    (0.50%)
Portfolio Turnover Rate                                                     134%      172%       208%       169%       145%
-------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                          0.86%*    0.84%      0.86%      0.86%      0.85%
-------------------------------------------------------------------------------------------------------------------------------

*  Annualized
** Initial offering of Adviser Class shares
++  Amount is less than $0.01 per share.
    The accompanying notes are an integral part of the financial statements.

48

Financial Highlights
MID CAP GROWTH II PORTFOLIO
Institutional Class

                                                              DECEMBER 28 2000**
                                                                      TO
                                                                 SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                        2001
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $             10.00
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                              (0.03)
  Net Realized and Unrealized Gain (Loss) on Investments                    (5.12)
-------------------------------------------------------------------------------------
    Total from Investment Operations                                        (5.15)
-------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                        --
  Realized Net Gain                                                            --
-------------------------------------------------------------------------------------
    Total Distributions                                                        --
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $              4.85
-------------------------------------------------------------------------------------
TOTAL RETURN                                                              (51.50%)
-------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $             2,500
Ratio of Expenses to Average Net Assets(1)                                  2.10%*
Ratio of Net Investment Income to Average Net Assets                       (0.61%)*
Portfolio Turnover Rate                                                      247%
-------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver                    1.20%*
  Ratio Including Expense Offsets                                           0.90%*
-------------------------------------------------------------------------------------

*  Annualized
** Initial offering of Institutional Class Shares.

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001
                                                                              49

Financial Highlights
MID CAP VALUE PORTFOLIO
Institutional Class

                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1997       1998       1999        2000         2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  14.49   $  21.80   $  18.12   $    21.88   $    25.07
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                           0.05+      0.08+      0.12+        0.06+        0.05+
  Net Realized and Unrealized Gain (Loss) on Investments          8.37      (1.53)      5.01         5.78        (4.91)
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              8.42      (1.45)      5.13         5.84        (4.86)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                          (0.10)     (0.04)     (0.06)       (0.08)       (0.08)
  Realized Net Gain                                              (1.01)     (2.19)     (1.31)       (2.57)       (1.33)
  In Excess of Realized Net Gain                                    --         --         --           --        (1.89)
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (1.11)     (2.23)     (1.37)       (2.65)       (3.30)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  21.80   $  18.12   $  21.88   $    25.07   $    16.91
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    61.40%     (6.92%)    29.44%       29.48%      (21.23%)
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $220,260   $420,555   $721,015   $1,374,275   $1,096,021
Ratio of Expenses to Average Net Assets(1)                       0.90%      0.90%      0.87%        0.87%        0.86%
Ratio of Net Investment Income to Average Net Assets             0.28%      0.40%      0.57%        0.28%        0.22%
Portfolio Turnover Rate                                           184%       213%       244%         226%         176%
--------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver         0.02%        N/A        N/A          N/A          N/A
  Ratio Including Expense Offsets                                0.88%      0.88%      0.86%        0.85%        0.85%
--------------------------------------------------------------------------------------------------------------------------

Investment Class

                                                                            YEAR ENDED SEPTEMBER 30,
                                                               1997      1998      1999      2000       2001
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 14.48   $ 21.75   $ 18.05   $ 21.80   $   24.97
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                          0.01+     0.05+     0.09+     0.03+       0.01+
  Net Realized and Unrealized Gain (Loss) on Investments         8.36     (1.53)     5.00      5.75       (4.88)
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             8.37     (1.48)     5.09      5.78       (4.87)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                         (0.09)    (0.03)    (0.03)    (0.04)      (0.05)
  Realized Net Gain                                             (1.01)    (2.19)    (1.31)    (2.57)      (1.33)
  In Excess of Realized Net Gain                                   --        --        --        --       (1.89)
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                                         (1.10)    (2.22)    (1.34)    (2.61)      (3.27)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $ 21.75   $ 18.05   $ 21.80   $ 24.97   $   16.83
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                   61.05%    (7.08%)   29.30%    29.25%     (21.36%)
-------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $ 1,238   $18,861   $25,197   $29,593   $  46,063
Ratio of Expenses to Average Net Assets(2)                      1.09%     1.05%     1.02%     1.02%       1.01%
Ratio of Net Investment Income to Average Net Assets            0.04%     0.25%     0.42%     0.14%       0.05%
Portfolio Turnover Rate                                          184%      213%      244%      226%        176%
-------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver        4.60%       N/A       N/A       N/A         N/A
  Ratio Including Expense Offsets                               1.07%     1.03%     1.01%     1.00%       1.00%
-------------------------------------------------------------------------------------------------------------------

+ Per share amount is based upon average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

50

Financial Highlights
MID CAP VALUE PORTFOLIO
Adviser Class

                                                                JULY 17, 1998**
                                                                      TO
                                                                 SEPTEMBER 30,          YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                       1998            1999      2000       2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $             21.82   $ 18.12   $ 21.86   $   25.02
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                      0.01+     0.07+     0.01+      (0.01)+
  Net Realized and Unrealized Gain (Loss) on Investments                    (3.71)     5.01      5.76       (4.88)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                        (3.70)     5.08      5.77       (4.89)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                        --     (0.03)    (0.04)      (0.04)
  Realized Net Gain                                                            --     (1.31)    (2.57)      (1.33)
  In Excess of Realized Net Gain                                               --        --        --       (1.89)
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                        --     (1.34)    (2.61)      (3.26)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $             18.12   $ 21.86   $ 25.02   $   16.87
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (16.96%)    29.12%    29.12%    (21.40%)
---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $             4,919   $40,636   $98,588   $ 105,479
Ratio of Expenses to Average Net Assets(1)                                  1.24%*    1.12%     1.12%       1.11%
Ratio of Net Investment Income to Average Net Assets                        0.25%*    0.33%     0.03%     (0.03%)
Portfolio Turnover Rate                                                      213%      244%      226%        176%
---------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                           1.17%*    1.11%     1.10%       1.10%
---------------------------------------------------------------------------------------------------------------------

*  Annualized
** Initial offering of Adviser Class shares
+  Per share amount is based upon average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001
                                                                              51

Financial Highlights
SMALL CAP GROWTH PORTFOLIO
Institutional Class

                                                               JUNE 30, 1998**
                                                                      TO
                                                                SEPTEMBER 30,         YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                       1998           1999       2000       2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $            10.00   $  8.57   $  32.28   $   52.96
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                             (0.01)    (0.13)+    (0.34)      (0.35)
  Net Realized and Unrealized Gain (Loss) on Investments                   (1.42)    23.84      25.42      (25.78)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                       (1.43)    23.71      25.08      (26.13)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Realized Net Gain                                                           --        --      (4.40)         --
  In Excess of Realized Net Gain                                              --        --         --       (2.79)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $             8.57   $ 32.28   $  52.96   $   24.04
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (14.30%)  276.66%     80.31%     (50.83%)
---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $            3,004   $93,229   $437,898   $ 193,469
Ratio of Expenses to Average Net Assets(1)                                 1.16%*    1.18%      1.14%       1.14%
Ratio of Net Investment Income (Loss) to Average Net Assets               (0.46%)*  (0.50%)    (0.77%)     (0.98%)
Portfolio Turnover Rate                                                      67%      300%       206%        176%
---------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver                   3.67%*    0.15%        N/A         N/A
  Ratio Including Expense Offsets                                          1.15%*    1.15%      1.12%       1.12%
---------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                              JANUARY 10, 2001**
                                                                      TO
                                                                SEPTEMBER 30,
                                                                     2001
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $           34.71
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                            (0.24)
  Net Realized and Unrealized Gain (Loss) on Investments                 (10.45)
------------------------------------------------------------------------------------
    Total from Investment Operations                                     (10.69)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $           24.02
------------------------------------------------------------------------------------
TOTAL RETURN                                                            (30.80%)
------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $          10,022
Ratio of Expenses to Average Net Assets(2)                                1.40%*
Ratio of Net Investment Income (Loss) to Average Net Assets              (1.24%)*
Portfolio Turnover Rate                                                    176%
------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                         1.38%*
------------------------------------------------------------------------------------

*  Annualized
** Initial offerings of Institutional and Adviser Class shares, respectively. + Per share amount is based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

52

Financial Highlights
SMALL CAP VALUE PORTFOLIO
Institutional Class

                                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1997       1998       1999        2000         2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  19.64   $  24.97   $  17.37   $    18.62   $    21.18
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                    0.15       0.16       0.13+        0.09+        0.10+
  Net Realized and Unrealized Gain (Loss) on Investments          8.39      (4.33)      3.65         4.01        (4.35)
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              8.54      (4.17)      3.78         4.10        (4.25)
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                          (0.11)     (0.14)     (0.07)       (0.14)       (0.07)
  Realized Net Gain                                              (3.10)     (3.29)     (2.46)       (1.40)          --
  In Excess of Realized Net Gain                                    --         --         --           --        (1.70)
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (3.21)     (3.43)     (2.53)       (1.54)       (1.77)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  24.97   $  17.37   $  18.62   $    21.18   $    15.16
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    49.81%    (18.34%)    23.83%       23.11%      (21.25%)
--------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $897,396   $716,729   $897,629   $1,269,171   $1,017,346
Ratio of Expenses to Average Net Assets(1)                       0.86%      0.86%      0.86%        0.86%        0.86%
Ratio of Net Investment Income to Average Net Assets             0.70%      0.71%      0.70%        0.43%        0.52%
Portfolio Turnover Rate                                           107%       163%       251%         193%         157%
--------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                0.86%      0.86%      0.86%        0.85%        0.86%
--------------------------------------------------------------------------------------------------------------------------

Adviser Class

                                                              JANUARY 22, 1999**
                                                                      TO                     YEAR ENDED
                                                                 SEPTEMBER 30,            SEPTEMBER 30,
                                                                     1999            2000       2001
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $             17.32   $ 18.62   $   21.15
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                               0.06+     0.04+       0.05+
  Net Realized and Unrealized Gain (Loss) on Investments                     1.24      4.02       (4.34)
-----------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                         1.30      4.06       (4.29)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                        --     (0.13)      (0.03)
  Realized Net Gain                                                            --     (1.40)         --
  In Excess of Realized Net Gain                                               --        --       (1.70)
-----------------------------------------------------------------------------------------------------------
    Total Distributions                                                        --     (1.53)      (1.73)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $             18.62   $ 21.15   $   15.13
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                7.51%    22.83%     (21.46%)
-----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $            16,117   $47,708   $  55,259
Ratio of Expenses to Average Net Assets(2)                                  1.11%*    1.11%       1.11%
Ratio of Net Investment Income to Average Net Assets                        0.45%*    0.18%       0.26%
Portfolio Turnover Rate                                                      251%      193%        157%
-----------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                           1.10%*    1.10%       1.11%
-----------------------------------------------------------------------------------------------------------

*  Annualized
** Initial offering of Adviser Class shares
+  Per share amount is based on average shares outstanding.
    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001
                                                                              53

Financial Highlights
STRATEGIC SMALL VALUE PORTFOLIO
Institutional Class

                                                              JUNE 30, 2000**
                                                                    TO           YEAR ENDED
                                                               SEPTEMBER 30,    SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                     2000             2001
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $         10.00   $      10.62
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                  0.03           0.09
  Net Realized and Unrealized Gain (Loss) on Investments                 0.59          (0.15)
-------------------------------------------------------------------------------------------------
    Total from Investment Operations                                     0.62          (0.06)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                    --          (0.05)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $         10.62   $      10.51
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            6.20%         (0.60%)
-------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $         2,506   $      2,434
Ratio of Expenses to Average Net Assets(1)                              1.31%*         1.15%
Ratio of Net Investment Income to Average Net Assets                    1.15%*         0.73%
Portfolio Turnover Rate                                                   33%            80%
-------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver                4.23%*         1.85%
  Ratio Including Expense Offsets                                       1.15%*         1.15%
-------------------------------------------------------------------------------------------------

*  Annualized
** Initial offering of Institutional Class Shares.

    The accompanying notes are an integral part of the financial statements.

54

Financial Highlights
VALUE PORTFOLIO
Institutional Class

                                                                                 YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   1997         1998         1999        2000       2001
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    15.61   $    20.37   $    15.16   $  13.59   $  12.86
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                             0.34+        0.34         0.21+      0.16+      0.19+
  Net Realized and Unrealized Gain (Loss) on Investments            5.75        (3.38)        1.11       0.95       0.93
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                6.09        (3.04)        1.32       1.11       1.12
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                            (0.30)       (0.36)       (0.28)     (0.18)     (0.18)
  Realized Net Gain                                                (1.03)       (1.81)       (2.61)     (1.27)        --
  In Excess of Realized Net Gain                                      --           --           --      (0.39)        --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (1.33)       (2.17)       (2.89)     (1.84)     (0.18)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $    20.37   $    15.16   $    13.59   $  12.86   $  13.80
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      41.25%      (16.41%)       8.30%      9.67%      8.68%
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $3,542,772   $2,288,236   $1,079,356   $690,859   $656,007
Ratio of Expenses to Average Net Assets(1)                         0.62%        0.60%        0.63%      0.61%      0.62%
Ratio of Net Investment Income to Average Net Assets               1.93%        1.76%        1.38%      1.32%      1.26%
Portfolio Turnover Rate                                              46%          56%          53%        50%        38%
----------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO AVERAGE NET
  ASSETS:
  Ratio Including Expense Offsets                                  0.61%        0.59%        0.62%      0.60%      0.61%
----------------------------------------------------------------------------------------------------------------------------

Investment Class

                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                 1997         1998         1999        2000       2001
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    15.60   $    20.36   $    15.15   $  13.58   $  12.86
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                             0.31+        0.31         0.19+      0.15+      0.16+
  Net Realized and Unrealized Gain (Loss) on Investments            5.75        (3.38)        1.12       0.94       0.93
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                6.06        (3.07)        1.31       1.09       1.09
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                            (0.27)       (0.33)       (0.27)     (0.15)     (0.15)
  Realized Net Gain                                                (1.03)       (1.81)       (2.61)     (1.27)        --
  In Excess of Realized Net Gain                                      --           --           --      (0.39)        --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (1.30)       (2.14)       (2.88)     (1.81)     (0.15)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $    20.36   $    15.15   $    13.58   $  12.86   $  13.80
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      41.01%      (16.55%)       8.20%      9.50%      8.46%
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $   29,847   $   24,527   $    9,673   $  4,069   $ 19,552
Ratio of Expenses to Average Net Assets(2)                         0.80%        0.75%        0.78%      0.76%      0.77%
Ratio of Net Investment Income to Average Net Assets               1.75%        1.62%        1.25%      1.19%      1.08%
Portfolio Turnover Rate                                              46%          56%          53%        50%        38%
----------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Reduction in Ratio due to Expense Reimbursement/Waiver           0.09%          N/A          N/A        N/A        N/A
  Ratio Including Expense Offsets                                  0.79%        0.74%        0.77%      0.75%      0.76%
----------------------------------------------------------------------------------------------------------------------------

+ Per share amount is based on average shares outstanding.
    The accompanying notes are an integral part of the financial statements.

2001 ANNUAL REPORT
September 30, 2001
                                                                              55

Financial Highlights
VALUE PORTFOLIO
Adviser Class

                                                                              YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                  1997       1998       1999       2000       2001
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  15.61   $  20.35   $  15.13   $  13.57   $  12.83
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                           0.30+      0.29       0.17+      0.13+      0.15+
  Net Realized and Unrealized Gain (Loss) on Investments          5.74      (3.38)      1.12       0.94       0.94
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              6.04      (3.09)      1.29       1.07       1.09
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                          (0.27)     (0.32)     (0.24)     (0.15)     (0.14)
  Realized Net Gain                                              (1.03)     (1.81)     (2.61)     (1.27)        --
  In Excess of Realized Net Gain                                    --         --         --      (0.39)        --
----------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (1.30)     (2.13)     (2.85)     (1.81)     (0.14)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  20.35   $  15.13   $  13.57   $  12.83   $  13.78
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    40.87%    (16.66%)     8.10%      9.31%      8.49%
----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                         $201,253   $325,272   $254,483   $301,497   $805,799
Ratio of Expenses to Average Net Assets(1)                       0.90%      0.85%      0.88%      0.86%      0.87%
Ratio of Net Investment Income to Average Net Assets             1.63%      1.52%      1.10%      1.05%      0.99%
Portfolio Turnover Rate                                            46%        56%        53%        50%        38%
----------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIO OF EXPENSES TO
  AVERAGE NET ASSETS:
  Ratio Including Expense Offsets                                0.89%      0.84%      0.87%      0.85%      0.86%
----------------------------------------------------------------------------------------------------------------------

+ Per share amount is based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

56

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (formerly MAS Funds) ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 2001, the Fund was comprised of twenty-four active portfolios. The accompanying financial statements and financial highlights are those of the Equity, Mid Cap Growth, Mid Cap Growth II, Mid Cap Value, Small Cap Growth, Small Cap Value, Strategic Small Value and Value Portfolios (each referred to as a "Portfolio"). The financial statements of the remaining portfolios of the Fund are presented separately.

The Fund offers up to three different classes of shares for certain Portfolios -- Institutional Class shares, Investment Class shares and Adviser Class shares. Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution or service fees as described in Note D.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. Security Valuation: Market values for equity securities listed on the New York Stock Exchange ("NYSE") or other U.S. exchanges or NASDAQ are based on the latest quoted sales prices as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on the valuation date; securities not traded on the valuation date are valued at the mean of the most recent quoted bid and asked prices. Equity securities not listed are valued at the mean of the most recent bid and asked prices. Securities listed on foreign exchanges are valued at the latest quoted sales prices. Bonds and other fixed income securities are valued using brokers' quotations or on the basis of prices provided by a pricing service, which are based primarily on institutional size trading in similar groups of securities. Mortgage-backed securities issued by certain government-related organizations are valued using brokers' quotations which are based on a matrix system which considers such factors as other security prices, yields and maturities. Short term securities maturing in 60 days or less are valued using the amortized cost method of valuation, which in the opinion of the Board of Trustees reflects fair value. Securities for which no quotations are readily available (including restricted securities) are valued at their fair value as determined in good faith using methods approved by the Board of Trustees.

 2. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

 3. Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

 4. Futures: Financial futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statement of Operations.

    Futures contracts may be used by each Portfolio in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities.

    Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily corresponds with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

 5. Swap Agreements: Each Portfolio, except the Mid Cap Growth and Mid Cap Growth II Portfolios, may enter into swap agreements to exchange the interest rate on or return generated by one nominal instrument for the return generated by another nominal instrument. The following summarizes swaps entered into by the Portfolios:

   Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or

2001 ANNUAL REPORT
September 30, 2001
                                                                              57

   index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net payments to be received, if any, at the date of default.

 6. Structured Investments: Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, equity securities or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

 7. Delayed Delivery Commitments: Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is earmarked in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as asset earmarking reaches certain levels, a Portfolio might lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

 8. Purchased Options: Certain Portfolios may purchase call and put options on their portfolio securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the obligation the right to sell, the underlying instrument at the exercise price. The purchase of a call option might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the instrument at the exercise price. A Portfolio may purchase a put option to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Portfolio the right to sell the instrument at the option exercise price. Possible losses from purchased options cannot exceed the total amount invested.

 9. Foreign Exchange and Forward Currency Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

    A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Mid Cap Growth and Mid Cap Growth II Portfolios) may enter into forward foreign currency contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation, realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

    At September 30, 2001, the net assets of certain Portfolios were substantially comprised of foreign-currency denominated securities and foreign currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

58

    Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

10. Dividends and Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid quarterly for the Equity and Value Portfolios. The Mid Cap Growth, Mid Cap Growth II, Mid Cap Value, Small Cap Growth, Small Cap Value, and Strategic Small Value Portfolios dividends are declared and paid annually. Net realized capital gains are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post October losses (Note I) and permanent differences such as gain (loss) on in-kind redemptions (Note J), foreign currency transactions and gains on certain equity securities designated as issued by "passive foreign investment companies".

    Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid-in capital. Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

11. Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

    Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio has agreed to pay Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP) ("MSI LP" or the "Adviser"), wholly-owned by indirect subsidiaries of Morgan Stanley, for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the year ended September 30, 2001 the investment advisory fees of each of the Portfolios were:

                                  ANNUAL        VOLUNTARY EXPENSE LIMITATIONS
                                INVESTMENT   ------------------------------------
                                 ADVISORY    INSTITUTIONAL   INVESTMENT   ADVISER
PORTFOLIO                          FEE           CLASS         CLASS       CLASS
---------------------------------------------------------------------------------
Equity                               0.500%             --%          --%       --%
Mid Cap Growth                       0.500              --           --        --
Mid Cap Growth II                    0.750            0.90           --        --
Mid Cap Value                        0.750              --           --        --
Small Cap Growth                     1.000            1.15           --      1.40
Small Cap Value                      0.750              --           --        --
Strategic Small Value                1.000            1.15           --        --
Value                                0.500              --           --        --

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses so that annual operating expenses, after giving effect to custody fee offsets, will not exceed voluntary expense limitations established for each class of shares as presented in the table above.

C. ADMINISTRATION FEE. MSI LP serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MSI LP receives an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. J.P. Morgan Investor Services Co. serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MSI LP and receives compensation from MSI LP for these services.

D. DISTRIBUTOR. Morgan Stanley Distribution, Inc. (formerly MAS Funds Distribution, Inc.) ("MSDI" or the "Distributor"), a wholly owned subsidiary of the Adviser, is the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides all classes of shares in each Portfolio with distribution services, and receives fees in connection with these services, pursuant to separate Distribution and Shareholder Servicing Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing of accounts. The Adviser Class of shares pays a distribution fee of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays a shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MSDI. The

2001 ANNUAL REPORT
September 30, 2001
                                                                              59

distribution fee may be retained by MSDI if an Adviser Class shareholder invests directly through MSDI. Usually the fees are paid by MSDI to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute MSIF Trust Portfolios to the public.

E. CUSTODY. JPMorgan Chase Bank (formerly The Chase Manhattan Bank) serves as custodian for the Fund in accordance with a custodian agreement.

The Portfolios have entered into an arrangement with their custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio's expenses. Expense offsets appearing in the Statement of Operations include custodian balance credits totaling $412,000 for the year ended September 30, 2001.

F. TRUSTEES' FEES. The Fund pays each Trustee, who is not an interested person, as defined under the Investment Company Act of 1940, as amended, an annual fee plus reimbursement of travel and other expenses incurred in attending Board meetings. Trustees who are also affiliated persons receive no remuneration for their service as Trustees.
Each eligible Trustee of the Fund who is not an interested person, as defined under the Investment Company Act of 1940, as amended, participates in the Trustees' Deferred Compensation Plan. Under the Trustees' Deferred Compensation Plan, such Trustees must defer at least 25% of their fees and may elect to defer payment of up to 100% of their total fees earned as a Trustee of the Fund. These deferred amounts are invested in the Portfolios selected by the Trustee. Total Trustees fees incurred, for the year ended September 30, 2001 by the Portfolios were $129,000.

G. PORTFOLIO INVESTMENT ACTIVITY.

1. Purchases and Sales of Securities: For the year ended September 30, 2001, purchases and sales of investment securities other than temporary cash investments were:

                                                         (000)
                                                ------------------------
PORTFOLIO                                       PURCHASES       SALES
------------------------------------------------------------------------
Equity                                          $  856,686    $  882,167
Mid Cap Growth                                   3,726,405     3,436,572
Mid Cap Growth II                                   12,091         6,934
Mid Cap Value                                    2,571,940     2,468,910
Small Cap Growth                                   517,116       533,751
Small Cap Value                                  1,929,925     1,851,712
Strategic Small Value                                2,181         2,053
Value                                            1,026,637       553,074

2. Federal Income Tax Cost and Unrealized Appreciation (Depreciation): At September 30, 2001, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes are:

                                                (000)
                       -------------------------------------------------------
PORTFOLIO                 COST       APPRECIATION    DEPRECIATION       NET
------------------------------------------------------------------------------
Equity                 $  414,537    $     33,567    $    (47,781)   $ (14,214)
Mid Cap Growth          1,999,677         142,602        (455,150)    (312,548)
Mid Cap Growth II           3,129             101            (768)        (667)
Mid Cap Value           1,434,112          75,932        (282,172)    (206,240)
Small Cap Growth          226,719          21,317         (48,879)     (27,562)
Small Cap Value         1,125,828         101,981        (161,683)     (59,702)
Strategic Small Value       2,462             254            (281)         (27)
Value                   1,479,771         155,785        (157,967)      (2,182)

H. CAPITAL LOSS CARRY FORWARD. At September 30, 2001, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

                                                       EXPIRATION DATE
                                                        SEPTEMBER 30,
                                                            (000)
                                                      ------------------
PORTFOLIO                                              2008       2009
------------------------------------------------------------------------
Equity                                                $    --    $ 9,616
Mid Cap Growth                                             --     16,101
Mid Cap Value                                              --        493
Small Cap Growth                                           --      2,561
Value                                                  16,828      3,707

I. POST OCTOBER LOSSES. Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2001, the following Portfolios may elect to defer capital losses occurring between November 1, 2000 and September 30, 2001 up to the following amounts:

PORTFOLIO                                                        (000)
------------------------------------------------------------------------
Equity                                                          $ 61,121
Mid Cap Growth                                                   909,152
Mid Cap Growth II                                                  2,094
Mid Cap Value                                                     67,008
Small Cap Growth                                                  96,621
Small Cap Value                                                  133,027

J. IN-KIND TRANSACTIONS. For the year ended September 30, 2001, the following Portfolio realized gains (losses) from in-kind redemptions of:

PORTFOLIO                                                       (000)
----------------------------------------------------------------------
Equity                                                          $ (914)

60

K. SECURITIES LENDING. Certain Portfolios loan securities to certain brokers and receive security lending fees. Security lending fees are included in interest income in the Statement of Operations. For the year ended September 30, 2001, the following Portfolios had security lending fees totaling:

PORTFOLIO                                                       (000)
---------------------------------------------------------------------
Equity                                                            120
Value                                                             318

Portfolios that lend securities receive securities issued or guaranteed by the U.S. Government or its agencies, cash or letters of credit as collateral in an amount at least equal to 100% of the current market value of loaned securities. The value of loaned securities and related collateral outstanding at September 30, 2001, were as follows:

                                                     VALUE OF       VALUE
                                                      LOANED          OF
                                                    SECURITIES    COLLATERAL
PORTFOLIO                                             (000)         (000)
----------------------------------------------------------------------------
Equity                                                  46,038        46,510
Value                                                  144,914       145,246

The market value of the loaned securities is determined at the close of business of each Portfolio and any additional collateral is delivered to each Portfolio on the next business day.

L. OTHER. At September 30, 2001, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

                                                     PERCENTAGE
                                                    OF OWNERSHIP
                                       --------------------------------------
                                       INSTITUTIONAL    INVESTMENT    ADVISER
PORTFOLIOS                                 CLASS          CLASS        CLASS
-----------------------------------------------------------------------------
Equity                                            --%           --%     100.0%
Mid Cap Growth                                  43.5            --       68.4
Mid Cap Growth II                               84.3            --         --
Mid Cap Value                                   14.8          29.0       35.7
Small Cap Growth                                44.4            --       96.7
Small Cap Value                                   --            --       68.2
Strategic Small Value                           43.8            --         --
Value                                           30.9          88.6       95.5

2001 ANNUAL REPORT
September 30, 2001
                                                                              61

Independent Auditors' Report

To the Board of Trustees and Shareholders of Morgan Stanley Institutional Fund Trust
(formerly MAS Funds):

We have audited the accompanying statements of net assets of Equity Portfolio, Mid Cap Growth Portfolio, Mid Cap Growth II Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio, Strategic Small Value Portfolio and Value Portfolio, eight of the portfolios constituting Morgan Stanley Institutional Fund Trust (formerly MAS Funds), (hereafter referred to as the "Funds") as of September 30, 2001 and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2001, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the respective periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 16, 2001

62

Federal Income Tax Information: (Unaudited)

Each Portfolio hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its federal income tax return.

                                                            LONG-TERM
                                                       CAPITAL GAINS - 20%
PORTFOLIO                                                     (000)
---------------------------------------------------------------------------
Equity                                                              $56,150
Mid Cap Growth                                                       76,385
Mid Cap Value                                                         7,675
Small Cap Growth                                                      1,542
Small Cap Value                                                      20,664

For the year ended September 30, 2001, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each Portfolio were:

PORTFOLIO                                                     AMOUNT
--------------------------------------------------------------------
Equity                                                          14.4%
Mid Cap Growth                                                   0.6
Mid Cap Value                                                    4.6
Small Cap Growth                                                 1.0
Small Cap Value                                                  9.4
Strategic Small Value                                           54.1
Value                                                          100.0

For the year ended September 30, 2001*, the Portfolios earned no income from direct U.S. Treasury Obligations.

* Amounts for the period ending December 31, 2001 will be provided with Form 1099-DIV to be mailed in January 2002.

TRUSTEES

Barton M. Biggs
Chairman of the Board
Chairman, Director and Managing Director
Morgan Stanley Investment Management Inc. and
Morgan Stanley & Co. Incorporated;
Chairman and Director,
Morgan Stanley Investment Management Limited

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Thomas P. Gerrity
Professor of Management,
Wharton School of Business,
University of Pennsylvania

Gerard E. Jones
Counsel of Shipman & Goodwin, LLP

Joseph J. Kearns
Investment Consultant

Vincent R. McLean
Formally Executive Vice President,
Chief Financial Officer
and Director, Sperry Corporation

C. Oscar Morong, Jr.
Managing Director, Morong
Capital Management

William G. Morton, Jr.
Chairman Emeritus and Former Chief Executive Officer,
Boston Stock Exchange

Michael Nugent
General Partner, Triumph Capital, LP

Fergus Reid
Chairman and Chief Executive Officer,
Lumelite Plastics Corporation

Ronald E. Robison
Chief Operations Officer and
Managing Director of
Morgan Stanley Investment Management

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Investments LP
One Tower Bridge
West Conshohocken, PA 19428

DISTRIBUTOR

Morgan Stanley Distribution, Inc.
One Tower Bridge
West Conshohocken, PA 19428
            OFFICERS

            Ronald E. Robison
            President

            Stefanie V. Chang
            Vice President

            Lorraine Truten
            Vice President

            Joseph P. Stadler
            Vice President and Treasurer

            Mary E. Mullin
            Secretary

            Belinda Brady
            Assistant Treasurer
            CUSTODIAN

            JP Morgan Chase Bank
            3 Chase MetroTech Center
            Brooklyn, New York 11245

            LEGAL COUNSEL

            Mayer, Brown & Platt
            1675 Broadway
            New York, New York 10019

            INDEPENDENT AUDITORS

            Deloitte & Touche LLP
            200 Berkeley Street
            Boston, MA 02116

                      Morgan Stanley Investment Management
                         Morgan Stanley Investments LP

                                One Tower Bridge
                        West Conshohocken, PA 19428-2899
        Investment Adviser: (610) 940-5000 - MSIF Trust: (800) 354-8185

                               Printed in U.S.A.
                       This Report has been prepared for
                     shareholders and may be distributed to
                  others only if preceded or accompanied by a
                              current prospectus.

                                                               933-eqannrpt-1101